EXHIBIT A
                                                                       ---------

                                REPUBLIC OF CHILE

                                    as Issuer

                                       and

                               JPMORGAN CHASE BANK

                                 as Fiscal Agent

               SECOND AMENDED AND RESTATED FISCAL AGENCY AGREEMENT

                          Dated as of January 28, 2004



                          Debt Securities and Warrants





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                                TABLE OF CONTENTS

                                                                                          Page
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                                    ARTICLE I

                                     GENERAL

SECTION 1.1. Certain Terms Defined..........................................................2
SECTION 1.2. New York Time..................................................................5
SECTION 1.3. Terms of Securities............................................................5

                                   ARTICLE II

                ISSUE, EXECUTION, FORM AND REGISTRATION OF BONDS

SECTION 2.1. Bonds Issuable in Series.......................................................6
SECTION 2.2. Authentication and Delivery of Bonds...........................................8
SECTION 2.3. Execution of Bonds.............................................................8
SECTION 2.4. Certificate of Authentication..................................................8
SECTION 2.5. Form, Denomination and Date of Bonds...........................................8
SECTION 2.6. Registration, Transfer and Exchange of Bonds..................................11
SECTION 2.7. Mutilated, Defaced, Destroyed, Stolen and Lost Bonds; Cancellation
                  and Destruction of Bonds.................................................12

                                   ARTICLE III

                                    COVENANTS

SECTION 3.1. Payment of Principal and Interest, Etc........................................13
SECTION 3.2. Offices for Payments..........................................................13
SECTION 3.3. Appointment to Fill a Vacancy in Office of the Fiscal Agent...................14
SECTION 3.4. Payments......................................................................14

                                   ARTICLE IV

                         EVENTS OF DEFAULT AND REMEDIES

SECTION 4.1. Notice of Event of Default; Acceleration......................................15
SECTION 4.2. Restoration of Rights on Abandonment of Proceeding............................16
SECTION 4.3. Limitations on Suits by Holders...............................................16
SECTION 4.4. Unconditional Right of Bondholders to Receive Principal and Interest..........16
SECTION 4.5. Powers and Remedies Cumulative; Delay or Omission Not Waiver of
                  Default..................................................................17

                                    ARTICLE V

                           CONCERNING THE FISCAL AGENT

SECTION 5.1. Appointment, Duties and Responsibilities of the Fiscal Agent..................17
SECTION 5.2. Certain Rights of the Fiscal Agent............................................18
SECTION 5.3. Fiscal Agent Not Responsible for Recitals, Disposition of Bonds or
                  Application of Proceeds Thereof..........................................19
SECTION 5.4. Fiscal Agent and Agents May Hold Bonds; Collections...........................19
SECTION 5.5. Monies Held by Fiscal Agent...................................................19
SECTION 5.6. Compensation and Indemnification of Fiscal Agent and Its Prior Claim..........19
SECTION 5.7. Right of Fiscal Agent to Rely on Officer's Certificate........................20
SECTION 5.8. Persons Eligible for Appointment as Fiscal Agent..............................20
SECTION 5.9. Resignation and Removal; Appointment of Successor Fiscal Agent................20
SECTION 5.10. Acceptance of Appointment by Successor Fiscal Agent..........................21
SECTION 5.11. Merger, Conversion, Consolidation or Succession to Business of
                  Fiscal Agent.............................................................22

                                   ARTICLE VI

                           CONCERNING THE BONDHOLDERS

SECTION 6.1. Evidence of Action Taken by Bondholders.......................................22
SECTION 6.2. Proof of Execution of Instruments and of Holding of Bonds; Record Date........23
SECTION 6.3. Holders to Be Treated as Owners...............................................23
SECTION 6.4. Bonds Owned by the Republic Deemed Not Outstanding............................23
SECTION 6.5. Right of Revocation of Action Taken...........................................24

                                   ARTICLE VII

                                   AMENDMENTS

SECTION 7.1. Supplemental Fiscal Agency Agreement without Consent of Bondholders...........24
SECTION 7.2. Supplemental Fiscal Agency Agreement with Consent of Bondholders..............25
SECTION 7.3. Effect of Supplemental Agreement..............................................26
SECTION 7.4. Documents to Be Given to Fiscal Agent.........................................26
SECTION 7.5. Notation on Bonds in Respect of Supplemental Fiscal Agency Agreements.........27

                                  ARTICLE VIII

                     APPLICATION OF FUNDS; UNCLAIMED MONIES

SECTION 8.1. Application by Fiscal Agent of Funds Deposited for Payment of Bonds...........27
SECTION 8.2. Repayment of Monies Held by Paying Agent......................................27
SECTION 8.3. Return of Monies Held by Fiscal Agent or Other Paying Agent...................27

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

SECTION 9.1. Officials, Officers, and Directors of the Republic Exempt from
                  Individual Liability.....................................................27
SECTION 9.2. Provisions of Fiscal Agency Agreement for the Sole Benefit of Parties
                  and Bondholders..........................................................28
SECTION 9.3. Successors and Assigns of the Republic Bound by Fiscal Agency
                  Agreement................................................................28
SECTION 9.4. Notices and Demands on the Republic, Fiscal Agent and Bondholders.............28
SECTION 9.5. Officers' Certificates and Opinions of Counsel; Statements to Be
                  Contained Therein........................................................29
SECTION 9.6. Payments Due on Non-Business Days.............................................30
SECTION 9.7. Governing Law; Consent to Jurisdiction; Waiver of Immunities..................30
SECTION 9.8. Counterparts..................................................................31
SECTION 9.9. Effect of Headings............................................................31
SECTION 9.10. Amendment to Certain Existing Bonds..........................................31

                                    ARTICLE X

     PROVISIONS FOR BONDHOLDER MEETINGS, APPROVALS AND AMENDMENTS FOR BONDS OTHER THAN
                             COLLECTIVE ACTION BONDS

SECTION 10.1. Calling of Bondholders' Meetings, Notice and Quorum..........................32
SECTION 10.2. Approval.....................................................................33
SECTION 10.3. Binding Nature of Amendments, Notices, Notations, Etc........................33
SECTION 10.4. Non-Application to Collective Action Bonds...................................34

                                   ARTICLE XI

SECTION 11.1. Calling of Bondholders' Meetings, Notice and Quorum..........................34
SECTION 11.2. Non-Reserved Matters.........................................................35
SECTION 11.3. Reserved Matters.............................................................35
SECTION 11.4. Other Amendments.............................................................36
SECTION 11.5. Binding Nature of Amendments, Notices, Notations Etc.........................36
SECTION 11.6. Non-Application to Bonds Other than Collective Action Bonds..................36
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TESTIMONIUM

SIGNATURES

EXHIBIT A        Form of the Republic's Authorization Certificate
EXHIBIT B        Form of Registered Global Bond
EXHIBIT C        Form of Definitive Registered Bond
EXHIBIT D        Form of Reverse of Definitive Registered Bond
EXHIBIT E        Form of Transfer





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               THIS SECOND AMENDED AND RESTATED FISCAL AGENCY AGREEMENT, dated as of January 28, 2004 (the "Fiscal Agency Agreement"), is between the Republic of Chile (the "Republic") and JPMorgan Chase Bank, as Fiscal Agent (the "Fiscal Agent").

                              W I T N E S S E T H:

               WHEREAS, the Republic and the Fiscal Agent initially entered into a fiscal agency agreement on April 28, 1999, as amended on October 16, 2001, and an Amended and Restated Fiscal Agency Agreement on January 15, 2003 (as so amended, the "Old Agreement");

               WHEREAS, the Republic has previously authorized the issuance of
(i) U.S.$500,000,000 in principal amount of its 6.875% Bonds due 2009 (the "2009 Bonds"), (ii) U.S.$650,000,000 in principal amount of its 7.125% Bonds due 2012 (the "2012 Bonds"), (iii) U.S.$600,000,000 in principal amount of its 5.625% Bonds due 2007 (the "2007 Bonds"), (iv) (euro)300,000,000 in principal amount of its 5.125% Bonds due 2005 (the "2005 Bonds"), (v) U.S.$100,000,000 in principal amount of its 7.125% Bonds due 2012 (the "2012 Reopening Bonds") and (vi) U.S. $1,000,000,000 in principal amount of its 5.50% Bonds due 2013 (the "2013 Bonds", and together with the 2009 Bonds, the 2012 Bonds, the 2007 Bonds, the 2005 Bonds, and the 2012 Reopening Bonds, the "Existing Bonds"), in each case pursuant to the Old Agreement;

               WHEREAS, the Republic has previously filed with the Securities and Exchange Commission (the "Commission") one or more registration statements (collectively, the "Registration Statements") under Schedule B to the Securities Act of 1933, as amended, providing for the issuance from time to time thereunder of debt securities ("Debt Securities") and warrants ("Warrants" and collectively with Debt Securities, being the "Securities");

               WHEREAS, the parties hereto desire to amend and restate the Old Agreement to amend certain provisions of the Securities issued hereunder, except with respect to any Existing Bonds, relating to Default and Acceleration of Maturity and to Modifications and Amendments, and by so doing, the parties hereto acknowledge and provide that this Fiscal Agency Agreement shall, to the extent set forth herein, and except with respect to those certain terms relating to Default and Acceleration of Maturity and to Modifications and Amendments, continue to be applicable to the outstanding Existing Bonds and provide for the issuance of Securities registered pursuant to a Registration Statement (and such other securities as the Republic may in the future desire to issue to the extent that any such issuance is not adverse to the rights of the Fiscal Agent and the holders of Securities issued hereunder), and to the extent such terms differ from the terms set forth herein, such terms shall be set forth in the Bond or Security issued pursuant to this Fiscal Agency Agreement.;

               WHEREAS, it is the intention of the parties hereto that this Fiscal Agency Agreement shall specify the terms and conditions under which Debt Securities in the form of Bonds shall be issued and in the event the Republic determines to issue Warrants or Debt Securities (other than in the form of Bonds), the Fiscal Agent and the Republic shall amend this Fiscal Agency Agreement without the consent of the holders of the Existing Bonds or any Securities theretofore issued hereunder to give effect thereto, to provide for the form and provisions of such Warrants or Debt Securities at such time;

               WHEREAS, it is also the intention that each issuance of Securities as may be issued and authenticated hereunder shall be treated as a separate series of Securities (each a "Series"), and all of the provisions hereof shall apply with the same force and effect to each such separate Series;

               WHEREAS, all things have been, and will be, done necessary to make the Securities, when executed and delivered by the Republic and authenticated and delivered as provided in this Fiscal Agency Agreement, the valid, binding and legal obligations of the Republic, and to constitute hereby a valid Fiscal Agency Agreement according to its terms.

               NOW, THEREFORE:

               In consideration of the premises and the purchases from time to time of the Securities by the holders thereof, the Republic and the Fiscal Agent mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                                   ARTICLE I

                                     GENERAL

               SECTION 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Fiscal Agency Agreement and of any supplemental agreement hereto shall have the respective meanings specified in this Section. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Fiscal Agency Agreement as a whole and not to any particular Article, Section or other subdivision. The terms defined in this
Article include the plural as well as the singular.

               "Additional Amounts" shall have the meaning set forth in Paragraph 3(a) of the Terms.

               "Authorization Certificate" shall have the meaning set forth in
Section 2.1(a).

               "Authorized Newspaper" means the Financial Times of London, England, and, if and so long as any Bonds are listed on the Luxembourg Stock Exchange, the Luxemburger Wort of Luxembourg. If either of such newspapers shall cease to be published, the Fiscal Agent upon consultation with the Republic shall substitute for it another newspaper customarily published in London or Luxembourg, as the case may be, at least once a day for at least five days in each calendar week, of general circulation in the place where published. If, because of temporary suspension of publication or general circulation of any newspaper or for any other reason, it is impossible or, in the opinion of the Fiscal Agent upon consultation with the Republic, impracticable to make any publication of any notice required by this Fiscal Agency Agreement in the manner herein provided, such publication or other notice, in lieu thereof which is made with the approval of the Fiscal Agent shall constitute a sufficient publication of such notice.

               "Authorized Officers" means the persons designated by the Supreme Decree to sign Bonds on the Republic's behalf.

               "Authorized Representatives" shall have the meaning set forth in
Section 2.3.

               "Bond" or "Bonds" means the Existing Bonds and any other bonds, notes, debentures or other indebtedness of the Republic included as Debt Securities under any Registration Statement or otherwise as contemplated herein that are authenticated and delivered under this Fiscal Agency Agreement.

               "Bondholder" means the holder of one or more Series of Bonds acting separately with respect to such Series of Bonds.

               "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York (or in the city where the relevant paying agent or transfer agent is located) are authorized by law to close.

               "Closing Date" means, with respect to any Series of the Existing Bonds, the date on which such Series were issued, and with respect to any other Securities, the date on which the Securities will be issued.

               "Collective Action Bonds" means (a) the Floating Rate Notes due 2008 to be issued under this Fiscal Agency Agreement by the Republic on January 28, 2004 (the "Floating Rate Notes"), (b) any Bonds issued after January 28, 2004 under this Agreement that form a single Series with the Floating Rate Notes and (c) any other Bonds issued after January 28, 2004 under this Agreement that are stated to be Collective Action Bonds according to their terms subject to
Article XI.

               "Custodian" means the person selected with the consent of the Republic to act as custodian of the Registered Global Bonds of any Series for the Depository pursuant to a custody agreement or any similar successor agreement.

               "Debt Securities" shall have the meaning set forth in the preamble.

               "Definitive Registered Bonds" shall have the meaning set forth in
Section 2.5(a).

               "Demanding Holders" shall have the meaning set forth in Section 4.1(a).

               "Depository" means, with respect to the Bonds issued in the form of a Registered Global Bond, DTC or such other Person as shall be designated as Depository by the Republic pursuant to the last paragraph of Section 2.5(c) or
Section 2.5(d) unless a successor Depository shall have been appointed pursuant to the applicable provision of this Fiscal Agency Agreement, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder.

               "DTC" means The Depository Trust Company of The City of New York, a New York corporation.

               "Event of Default" means any event or condition specified as such in Paragraph 5 of the Terms unless otherwise specified by the Republic and the Fiscal Agent in an amendment hereto entered into in connection with an issuance of Bonds or other Securities.

               "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

               "Existing Bonds" shall have the meaning set forth in the preamble to this Fiscal Agency Agreement.

               "Fiscal Agency Agreement" means this instrument as originally executed and delivered and as amended or supplemented on the date hereof and as hereinafter amended from time to time as herein provided.

               "Fiscal Agent" means the entity identified as "Fiscal Agent" in the first paragraph hereof and, subject to the provisions of Article V, shall also include any successor fiscal agent.

               "Immunities Act" shall have the meaning set forth in Section 9.7(d).

               "Institutional Trust Services Office" means the Institutional Trust Services Office of the Fiscal Agent, 4 New York Plaza, 15th Floor, New York, New York 10004-2413.

               "Majority" means greater than 50%.

               "Officer's Certificate" means, as the context requires, a certificate signed by the appropriate Authorized Representative or Representatives in the case of the Republic.

               "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Republic or the Fiscal Agent.

               "Outstanding", when used with reference to Bonds of any Series, shall, subject to the provisions of Section 6.4, mean, as of any particular time, all Bonds authenticated and delivered by the Fiscal Agent (or JPMorgan Chase Bank, London Office, acting as its agent) under this Fiscal Agency Agreement, except

               (a) Bonds theretofore canceled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation;

               (b) Bonds, or portions thereof, for the payment of which monies in the necessary amount (i) shall have been deposited in trust with the Fiscal Agent or with any paying agent (other than the Republic) or
          (ii) shall have been set aside, segregated and held in trust by the Republic (if the Republic, shall act as its own paying agent); and

               (c) Bonds in substitution for which other Bonds shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.6 (unless proof satisfactory to the Fiscal Agent is presented that any of such Bonds is held by a person in whose hands such Bond is a legal, valid and binding obligation of the Republic).

               "Participants" shall have the meaning set forth in Section
2.5(e).

               "Paying Agent" shall have the meaning set forth in Section
5.1(b).

               "Payment Date" shall have the meaning set forth in Section
3.4(a).

               "Person" means an individual, a corporation, a partnership, a joint venture, a firm, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or department or instrumentality thereof.

               "Prospectus Supplement" shall have the meaning set forth in
Section 1.3.

               "Record" shall have the meaning set forth in Section 2.6(a).

               "Register" shall have the meaning set forth in Section 2.6(a).

               "Registered Global Bonds" shall have the meaning set forth in
Section 2.5(a).

               "Registration Statement" shall have the meaning set forth in the preamble.

               "Relevant Date" shall have the meaning set forth in Paragraph 3(a) of the Terms.

               "Republic" means the Republic of Chile.

               "Securities Act" means the United States Securities Act of 1933, as amended.

               "Series" means any series of Bonds of the Republic from time to time authenticated and delivered under this Fiscal Agency Agreement.

               "Supreme Decree" means the Supreme Decree published in the Diario Oficial in connection with the issuance of a Series of Bonds.

               "Terms" shall have the meaning set forth in Section 2.1.

               "Underwriters" means those Underwriters named from time to time in an Underwriting Agreement.

               "Underwriting Agreement" means each Underwriting Agreement among the Republic and the Underwriters named therein relating to an issuance of Bonds.

               SECTION 1.2. New York Time. All times referred to in this Fiscal Agency Agreement or the Bonds are local time in The City of New York, United States of America, except as otherwise specified.

               SECTION 1.3. Terms of Securities. The parties hereto understand and agree that the terms of any issuance of Securities hereunder will be set forth in an applicable Authorization Certificate provided pursuant to Section
2.1 hereof as well as the applicable prospectus supplement to a Registration Statement (each, a "Prospectus Supplement") prepared in connection therewith. In the event the Republic desires to issue Securities, to the extent necessary the parties hereto agree to amend this Fiscal Agency Agreement (including the exhibits hereto) to provide for the issuance and authentication of the same and such other actions as may be necessary to give effect to any such issuance, including specifying the terms and form thereof. Unless otherwise expressly provided for herein, the terms of this Fiscal Agency Agreement shall apply to each Series of Securities issued hereunder as a separate Series, including the Existing Bonds.

                                   ARTICLE II

                ISSUE, EXECUTION, FORM AND REGISTRATION OF BONDS

               SECTION 2.1. Bonds Issuable in Series. (a) Without in any way affecting the Existing Bonds that are outstanding on the date hereof, from and after the date hereof, the Republic may issue Bonds in one or more separate Series from time to time. The aggregate principal amount of the Bonds of all Series (and other Debt Securities and Warrants) which may be authenticated and delivered under this Fiscal Agency Agreement from and after the date hereof and which may be outstanding at any time is not limited by this Fiscal Agency Agreement but shall not be issuable unless the aggregate amount to be issued shall be available for issuance under an applicable and effective Registration Statement. The terms of each Series of Bonds delivered to the Fiscal Agent for authentication on original issuance pursuant to Section 2.2 of this Fiscal Agency Agreement shall from time to time be established by the Republic in a certificate (the "Authorization Certificate") substantially in the form set forth in Exhibit A hereto and executed on behalf of the Republic which shall set forth the following (as applicable):

               (i) the specific designation of the Bonds (which shall distinguish the Bonds from all other Series);

               (ii) any limit on the aggregate principal amount of the Series of Bonds which may be authenticated and delivered under this Fiscal Agency Agreement (except for Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Bonds pursuant to the provisions of this Fiscal Agency Agreement or of the Bonds);

               (iii) the price or prices (expressed as a percentage of the aggregate principal amount thereof) at which the Bonds will be issued;

               (iv) the date or dates on which the principal and premium, if any, of the Bonds is payable;

               (v) the rate or rates (which may be fixed or floating) per annum at which the Bonds shall bear interest, if any, the date or dates from which such interest, if any, shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of holders of the Bonds to whom interest is payable;

               (vi) the manner in which the amount of payments of principal, premium, if any, or interest on such Bonds is to be determined and if such determination is to be made with reference to any index;

               (vii) the place or places where the principal of, and premium, if any, and interest on the Bonds are payable;

               (viii) the form of Bonds (global or certificated and registered or bearer);

               (ix) the obligation, if any, of the Republic to redeem, purchase or repay Bonds pursuant to any sinking fund or analogous provisions and the price or prices at which, the period or periods within which, and the terms and conditions upon which Bonds shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

               (x) the price or prices at which, the period or periods within which and the terms and conditions upon which Bonds may be redeemed, in whole or in part, at the option of the Republic or otherwise;

               (xi) any provisions that entitle holders of the Bonds to early repayment of all or a portion of the Bonds at their option;

               (xii) the currency in which the Bonds are denominated and the currency in which the Republic will make payments;

               (xiii) the authorized denominations of the Bonds;

               (xiv) whether such Bonds shall be Collective Action Bonds;

               (xv) any covenants or agreements of the Republic and events which give rise to the right of a holder of a Bond to accelerate the maturity of such Bond other than such covenants, agreements or events specified herein; and

               (xvi) any other terms of the Bonds.

               (b) The Authorization Certificate shall be delivered to the Fiscal Agent and copies thereof shall be held on file and made available for inspection at the corporate trust office of the Fiscal Agent in The City of New York, and at the offices of any Paying Agents (as referred to below) for the Bonds of the Series to which the Authorization Certificate relates. The Bonds of a Series may be issuable pursuant to Warrants (if so provided in the Terms of such Bonds) and the Fiscal Agent may act as Warrant Agent or in any similar capacity in connection therewith. In the event that the Fiscal Agent is to act as Warrant Agent in connection with an issue of Warrants, the Republic and the Fiscal Agent agree to amend this Fiscal Agency Agreement in order to provide for the issuance of such Warrants or to enter into a separate warrant agreement, as mutually agreed at such time. All Bonds authenticated hereunder shall have terms and conditions set forth in the Terms and Conditions of the Bonds (the "Terms") substantially as set forth in Exhibit C hereto with such interest rate, maturity date and other terms and conditions as are in addition to, or in substitution for, the provisions of the Terms as shall be specified in writing to the Fiscal Agent by delivery of the Authorization. The definitive form of Bonds issued hereunder shall be prepared by or on behalf of the Republic and submitted to the Fiscal Agent in connection with the consummation of an issuance of Bonds on each Closing Date and the terms thereof shall control in the event of any inconsistency with the terms of this Fiscal Agency Agreement or form of Bonds attached hereto.

               SECTION 2.2. Authentication and Delivery of Bonds. Following the execution and delivery of this Fiscal Agency Agreement, Bonds may be executed and delivered by the Republic to the Fiscal Agent for authentication, accompanied by an Officer's Certificate of the Republic directing such authentication and the Fiscal Agent (or JPMorgan Chase Bank, London Office, acting as its agent) shall thereupon authenticate and deliver the Bonds to or upon the written order of the Republic signed by an Authorized Representative, without any further action by the Republic.

               SECTION 2.3. Execution of Bonds. (a) The Bonds shall be signed on behalf of the Republic by the Authorized Officers. Each such signature may be the manual or facsimile signature of the present or any future such Authorized Officers. With the delivery of this Fiscal Agency Agreement, the Republic is furnishing, and from time to time thereafter may furnish, the Authorization Certificate, identifying, as noted in Section 2.1 above, the terms for the Bonds and, pursuant to this Section 2.3, certifying the incumbency and specimen (and facsimile) signature(s) of (i) the Authorized Officers, (ii) the person or persons (the "Authorized Representative(s)") authorized to act and to give and receive instructions and notices on behalf of the Republic hereunder. Until the Fiscal Agent receives a subsequent Authorization Certificate, the Fiscal Agent (and JPMorgan Chase Bank, London Office, acting as its agent) shall be entitled to rely on the last Authorization Certificate delivered to it for purposes of determining the Authorized Officers and Authorized Representative(s). Typographical and other minor errors or defects in any signature shall not affect the validity or enforceability of any Bond which has been duly authenticated and delivered by the Fiscal Agent (or JPMorgan Chase Bank, London Office, acting as its agent).

               (b) In case any Authorized Officer who shall have signed any of the Bonds shall cease to be an Authorized Officer before the Bond so signed shall be authenticated and delivered by the Fiscal Agent (or JPMorgan Chase Bank, London Office, acting as its agent) or disposed of by or on behalf of the Republic, such Bond nevertheless may be authenticated and delivered or disposed of as though the person who signed such Bond had not ceased to be an Authorized Officer; and any Bond may be signed on behalf of the Republic by such persons as, at the actual date of the execution of such Bond, shall be Authorized Officers, although at the date of the execution and delivery of this Fiscal Agency Agreement any such person was not an Authorized Officer.

               SECTION 2.4. Certificate of Authentication. Only such Bonds as shall bear thereon a certification of authentication substantially as set forth in the forms contemplated in Section 2.5 hereof, executed by the Fiscal Agent (or JPMorgan Chase Bank, London Office, acting as its agent) by manual or facsimile signature of one of its authorized officers, shall be entitled to the benefits of this Fiscal Agency Agreement or be valid or obligatory for any purpose. Such certification by the Fiscal Agent (or JPMorgan Chase Bank, London Office, acting as its agent) upon any Bond executed by or on behalf of the Republic shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Fiscal Agency Agreement.

               SECTION 2.5. Form, Denomination and Date of Bonds.(a) Unless otherwise provided in the applicable Authorization, the Bonds will be issued only in fully registered form, substantially in the form of Exhibit B hereto (the "Registered Global Bonds") or Exhibit C hereto (the "Definitive Registered Bonds"). As set forth in Sections 2.5(i), (j) and (k), Definitive Registered Bonds may be issued in exchange for beneficial interests in the Registered Global Bond or Registered Global Bonds. All Bonds shall contain or incorporate by reference the Terms, substantially as set forth in Exhibit D hereto, as amended or supplemented as appropriate by any Authorization Certificate. The authorized denominations of the Bonds shall be as provided in the Terms. The Bonds shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Republic executing the same may determine with the approval of the Fiscal Agent.

               (b) Any of the Bonds may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Fiscal Agency Agreement, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Bonds are admitted to trading, or to conform to general usage.

               (c) Each Bond shall be dated the date of its authentication.

               (d) The Registered Global Bond will be deposited by the Fiscal Agent with the Depository or on behalf of the Depository with the Custodian, in either case in the name of a participant in the Depository.

               (e) The Depository for the Registered Global Bond will credit on its book entry registration and transfer system the respective principal amounts of the Bonds represented by such Registered Global Bond to the accounts of Persons that have accounts with such Depository ("Participants"). The accounts to be credited shall be designated by the Fiscal Agent or Underwriters with respect to such Registered Global Bond. Ownership of beneficial interests in a Registered Global Bond will be limited to Participants or Persons that may hold interests through Participants. Ownership of beneficial interests in a Registered Global Bond will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depository (with respect to interests of Participants) and records of Participants (with respect to interests of Persons who hold through Participants). Owners of beneficial interests in a Registered Global Bond (other than Participants) will not receive written confirmation from the applicable Depository of their purchase. Each beneficial owner is expected to receive written confirmation providing details of the transaction, as well as periodic statements of its holdings, from the Depository (if such beneficial owner is a Participant) or from the Participant through which such beneficial owner entered into the transaction (if such beneficial owner is not a Participant). The laws of some states require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to own, pledge or transfer beneficial interests in the Registered Global Bond.

               (f) So long as the Depository for the Registered Global Bond, or its nominee, is the registered owner of such Registered Global Bond, such Depository or such nominee, as the case may be, will be considered the sole owner or holder of the Bonds represented by such Registered Global Bond for all purposes under this Fiscal Agency Agreement. Except as specified below, owners of beneficial interests in a Registered Global Bond will not be entitled to have any of the individual Bonds represented by such Registered Global Bond registered in their names, and will not receive or be entitled to receive physical delivery of any such Bonds in definitive form and will not be considered the owners or holders thereof under such Bonds or this Fiscal Agency Agreement. Accordingly, each Person owning a beneficial interest in a Registered Global Bond must rely on the procedures of the Depository for such Registered Global Bond and, if such Person is not a Participant, on the procedures of the Participant through which such Person owns its interest, to exercise any rights of a holder under the Bonds or this Fiscal Agency Agreement. The Republic understands that under existing industry practices, if the Republic requests any action of holders, or an owner of a beneficial interest in such Registered Global Bond desires to take any action which a holder is entitled to take under this Fiscal Agency Agreement, the Depository for such Registered Global Bond would authorize the Participants holding the relevant interests to take such action, and such Participants would authorize beneficial owners owning through such Participants to take such action or would otherwise act upon the instructions of beneficial owners holding through them.

               (g) Payments of principal of and any premium and any interest on Bonds registered in the name of the Depository or its nominee will be made to the Depository or its nominee, as the case may be, as the holder of the Registered Global Bond representing such Bonds. None of the Republic, any Paying Agent or the Fiscal Agent, in its capacity as registrar for such Bonds, will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in a Registered Global Bond or for maintaining, supervising or reviewing any records relating to such beneficial interests.

               (h) A Registered Global Bond may be deposited with such other Depository as the Republic may from time to time designate, and shall bear such legends as may be appropriate. Any Depository designated pursuant to this Section must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

               (i) If at any time the Depository for the Bonds represented by one or more Registered Global Bonds notifies the Republic that it is unwilling, unable or no longer qualified to continue acting as the depositary for the Registered Global Bond or Registered Global Bonds, or if the Depository notifies the Republic that it has ceased to be a clearing agency registered under the Securities Exchange Act of 1934 at a time when it is required to be so registered, and the Republic does not appoint a successor Depository within 90 days, or if an Event of Default with respect to the Bonds represented by one or more Registered Global Bonds has occurred and is continuing (as set forth in Paragraph 5 of the Terms), the Republic's election pursuant to this Section 2.5 that such Bonds be represented by one or more Registered Global Bonds shall no longer be effective and the Republic will execute, and the Fiscal Agent (or JPMorgan Chase Bank, London Office, acting as its agent), upon receipt of an Officer's Certificate of the Republic for the authentication and delivery of Definitive Registered Bonds, and upon receipt of an adequate supply of Definitive Registered Bonds, will authenticate and deliver, without charge, Definitive Registered Bonds in authorized denominations in an aggregate principal amount equal to the principal amount of such Registered Global Bonds in exchange for such Registered Global Bonds.

               (j) Upon the exchange of the Registered Global Bond or Registered Global Bonds for Definitive Registered Bonds, the Registered Global Bond or Registered Global Bonds shall be canceled by the Fiscal Agent as set forth in
Section 2.7(c).

               (k) If any Bondholder has instituted any judicial proceeding in a court to enforce such Bondholder's rights under the Bonds or this Fiscal Agency Agreement, and the Bondholder has been advised by counsel that in connection with such proceeding it is necessary or appropriate for such Bondholder to obtain possession of the Bondholder's Bond, with written notice to the Fiscal Agent such Bondholder may demand that the Bondholder's Bond represented by a Registered Global Bond shall no longer be represented by such Registered Global Bond. Additionally, the Republic, at its option, may determine to terminate the book-entry system through DTC and make Definitive Registered Bonds available to Bondholders or their nominees. In either such event, the Republic hereby agrees to execute and the Fiscal Agent, upon receipt from the Republic of an adequate supply of Definitive Registered Bonds, will authenticate and deliver, in exchange for such Registered Global Bond, Definitive Registered Bonds (and if the Fiscal Agent has in its possession Definitive Registered Bonds previously executed by the Republic, the Fiscal Agent will authenticate and deliver such Bonds), in authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Bond.

               (l) Definitive Registered Bonds will only be issued in exchange for interests in a Registered Global Bond pursuant to Sections 2.5(i), (j) and
(k) hereof.

               SECTION 2.6. Registration, Transfer and Exchange of Bonds. (a) The Republic will keep books for the exchange and registration of Bonds at the Institutional Trust Services Office. The Fiscal Agent will keep a record of all Bonds (the "Register") at said office. The Register will show the amount of the Bonds, the date of issue, all subsequent transfers and changes of ownership in respect thereof and the names, tax identifying numbers and addresses of the holders of the Bonds. The Fiscal Agent will also maintain a record (the "Record") which will include notations as to whether the Bonds have been paid or canceled, and, in the case of mutilated, destroyed, stolen or lost Bonds, whether such Bonds have been replaced. In the case of the replacement of any of the Bonds, the Record will include notations of the Bond so replaced, and the Bond issued in replacement thereof. In the case of the cancellation of any of the Bonds, the Record will include notations of the Bond so canceled and the date on which such Bond was canceled. The Fiscal Agent shall at all reasonable times during office hours make the Register and the Record available to the Republic or any person authorized by the Republic in writing for inspection and for the taking of copies thereof or extracts therefrom, and at the expense of the Republic the Fiscal Agent shall deliver to such persons all lists of holders of Bonds, their addresses and amounts of such holdings as they may request. The Register and the Record shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time.

                (b) Subject to the requirements of Paragraph 7(e) of the Terms, the holder of any Definitive Registered Bond may transfer the same in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by surrendering such Bond at the Institutional Trust Services Office or at the office of any paying agent, together with an executed instrument of assignment and transfer substantially in the form of Exhibit F to this Fiscal Agency Agreement. In exchange for any Definitive Registered Bond properly presented for transfer, the Fiscal Agent shall, within three Business Days of such request if made at such Institutional Trust Services Office, or within ten Business Days if made at the office of a paying agent (other than the Fiscal Agent), authenticate and deliver at such Institutional Trust Services Office or at the office of such paying agent, as the case may be, to the transferee or send by first class mail (at the risk of the transferee) to such address as the transferee may request, a Definitive Registered Bond or Bonds, as the case may require, for like aggregate principal amount and of such authorized denomination or denominations as may be requested. The presentation for transfer of any Definitive Registered Bond shall not be valid unless made at the Institutional Trust Services Office in The City of New York or at the office of a paying agent by the registered holder in person, or by a duly authorized attorney-in-fact. The Republic shall ensure that the Fiscal Agent shall be provided with an adequate supply of Definitive Registered Bonds for authentication and delivery pursuant to the terms of this Section 2.6(b).

               (c) Subject to the requirements of Paragraph 7(e) of the Terms, at the option of the holder, a Definitive Registered Bond or Bonds may at any time be presented for exchange into an equal aggregate principal amount of Definitive Registered Bonds in different authorized denominations, but only at the Institutional Trust Services Office or at the office of a paying agent (other than the Fiscal Agent) together with a written request for the exchange. Subject to this Section 2.6(c) and Paragraph 7(e) of the Terms, whenever one or more Definitive Registered Bonds shall be surrendered at said Institutional Trust Services Office or said office of a paying agent for exchange for a Definitive Registered Bond or Bonds, the Fiscal Agent shall authenticate and deliver within three Business Days, if such request is made at the Institutional Trust Services Office, or within ten Business Days if such request is made at said office of a paying agent, a Definitive Registered Bond or Bonds for a like aggregate principal amount and of such authorized denomination or denominations as may be requested. The Republic shall ensure that the Fiscal Agent shall be provided with an adequate supply of Definitive Registered Bonds for authentication and delivery pursuant to the terms of this Section 2.6(c).

               (d) Transfer, registration and exchange shall be permitted as provided in this Section 2.6 without any charge except for the expenses of delivery (if any) not made by regular mail and the payment of a sum efficient to cover any stamp duty, tax or governmental charge or insurance charge that may be imposed in relation thereto. Registration of the transfer of a Bond by the Fiscal Agent shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

               SECTION 2.7. Mutilated, Defaced, Destroyed, Stolen and Lost Bonds; Cancellation and Destruction of Bonds. (a) The Republic shall execute and deliver to the Fiscal Agent Bonds in such amounts and at such times as to enable the Fiscal Agent to fulfill its responsibilities under this Fiscal Agency Agreement and the Bonds.

               (b) The Fiscal Agent is hereby authorized, in accordance with and subject to the conditions set forth in paragraph 7(a) of the Terms, to authenticate and deliver from time to time Bonds in exchange for or in lieu of Bonds which become mutilated, defaced, destroyed, stolen or lost. In every case the applicant for a Bond delivered in exchange for or in lieu of any Bond shall furnish to the Republic and to the Fiscal Agent such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Fiscal Agent harmless, and, in every case of destruction, loss or theft other evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Each Bond delivered in exchange for or in lieu of any Bond shall carry all the rights to interest (including rights to accrued and unpaid interest) which were carried by such Bond.

               (c) All Bonds surrendered for payment or exchange shall be delivered to the Fiscal Agent. The Fiscal Agent shall cancel and destroy all such Bonds surrendered for payment or exchange, in accordance with its bond destruction policy, and shall deliver a certificate of destruction to the Republic.

               (d) Upon the issuance of any substitute Bond, the holder of such Bond, if so requested by the Republic, will pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Fiscal Agent) connected with the preparation and issuance of the substitute Bond.

               (e) All Bonds issued upon any transfer or exchange of Bonds shall be valid obligations of the Republic, evidencing the same debt, and entitled to the same benefits under this Fiscal Agency Agreement, as the Bonds surrendered upon such transfer or exchange.

                                   ARTICLE III

                                    COVENANTS

                SECTION 3.1. Payment of Principal and Interest, Etc. The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and any interest (including Additional Amounts) on each of the Bonds and any other payments to be made by the Republic under the Bonds and this Fiscal Agency Agreement, at the place or places, at the respective times and in the manner provided in the Bonds and this Fiscal Agency Agreement. The Republic covenants and agrees that it will, in the case of any Securities consisting of Warrants or Debt Securities other than Bonds, comply with the terms thereof when, as and if any of the same are issued by the Republic hereunder.

               SECTION 3.2. Offices for Payments. So long as any of the Bonds remain Outstanding, the Republic will maintain in The City of New York the following: (a) an office or agency where the Bonds may be presented for payment,
(b) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in this Fiscal Agency Agreement and (c) an office or agency where notices and demands to or upon the Republic in respect of the Bonds or of this Fiscal Agency Agreement may be served. The Republic hereby initially designates the Institutional Trust Services Office as the office or agency for each such purpose and where the Register will be maintained. In case the Republic shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Institutional Trust Services Office. In addition, so long as any Series of the Bonds is listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange so requires, the Republic will maintain a paying agent with respect to such Series in Luxembourg. The Republic will give to the Fiscal Agent written notice of the location of any such office or agency and of any change of location thereof.

               SECTION 3.3. Appointment to Fill a Vacancy in Office of the Fiscal AgentThe Republic, whenever necessary to avoid or fill a vacancy in the office of Fiscal Agent, will appoint, in the manner provided in Section 5.9, a Fiscal Agent, so that there shall at all times be a Fiscal Agent hereunder.

               SECTION 3.4. Payments. (a) In order to provide for the payment of principal of and any interest (including Additional Amounts) on the Bonds of any Series as the same shall become due and payable, the Republic hereby agrees to pay or to cause to be paid to the account of the Fiscal Agent at the Institutional Trust Services Office, not later than 10:00 a.m., at least one Business Day prior to each interest payment date or the maturity date (each, a "Payment Date") of the Bonds, in such coin or currency of the United States of America (or other applicable currency provided for in the Authorization with respect to such Series) as at the time of payment shall be legal tender for the payment of public and private debts, in immediately available funds, an amount which (together with any funds then held by the Fiscal Agent and available for the purpose) shall be sufficient to pay the aggregate amount of interest (including Additional Amounts) or principal or both, as the case may be, becoming due in respect of such Bonds on such Payment Date. The Fiscal Agent shall apply such amount to the payment due on such date, and pending such application, such amounts shall be held in trust by the Fiscal Agent for the benefit of the persons entitled thereto.

               (b) At least five Business Days prior to the first Payment Date for any Series and, if there has been any change with respect to the matters set forth in the below-mentioned certificate, at least five Business Days prior to each Payment Date for such Series thereafter, the Republic shall furnish the Fiscal Agent with a certificate of any one of the Authorized Representatives instructing the Fiscal Agent as to any circumstances in which payments of principal of or interest on the Bonds due on such date shall be subject to any deduction or withholding described in Paragraph 3(a) of the Terms and the rate of any such deduction or withholding. If any such deduction or withholding shall be required and if the Republic therefore becomes liable to pay Additional Amounts pursuant to Paragraph 3(a) of the Terms, then at least five Business Days prior to such Payment Date, the Republic will furnish the Fiscal Agent with a certificate which specifies the amount required to be withheld on such payment to holders of the Bonds of that Series and the Additional Amounts, if any, due to holders of such Bonds, and will pay to the Fiscal Agent such Additional Amounts as shall be required to be paid to such holders.

               (c) Whenever the Republic shall appoint a paying agent other than the Fiscal Agent for the purpose of paying amounts due in respect of any Series of the Bonds, it will cause such paying agent to execute and deliver to the Fiscal Agent an instrument in which such agent shall agree with the Fiscal Agent, subject to the provisions of this Section,

               (i) it will hold all sums received by it as such agent for the payment of the Bonds (whether such sums have been paid to it by or on behalf of the Republic or by any other obligor on the Bonds) in trust for the benefit of the holders of the Bonds or of the Fiscal Agent,

               (ii) that it will give the Fiscal Agent notice of any failure by the Republic (or by any other obligor on the Bonds) to make any payment of the principal of or interest or any Additional Amounts on the Bonds and any other payments to be made by or on behalf of the Republic under this Fiscal Agency Agreement, when the same shall be due and payable, and

               (iii) that it will pay any such sums so held in trust by it to the Fiscal Agent upon the Fiscal Agent's written request at any time during the continuance of a failure referred to in clause (ii) above.

               (d) Anything in this Section to the contrary notwithstanding, the Republic may at any time, for the purpose of obtaining a satisfaction and discharge of this Fiscal Agency Agreement or for any other reason, pay or cause to be paid to the Fiscal Agent all sums held in trust by the Republic or any paying agent hereunder, as required by this Section, such sums to be held by the Fiscal Agent upon the trusts herein contained.

               (e) Anything in this Section to the contrary notwithstanding, the agreements to hold sums in trust as provided in this Section are subject to the provisions of Sections 8.2 and 8.3.

                                   ARTICLE IV

                         EVENTS OF DEFAULT AND REMEDIES

               SECTION 4.1. Notice of Event of Default; Acceleration.(a) To the extent not otherwise provided under the Terms of the Series, if one or more of the Events of Default (as set forth in Paragraph 5 of the Terms) with respect to a Series of Bonds shall have occurred and be continuing, then, in each and every such case, upon notice in writing by the holders (the "Demanding Holders") acting (individually or together) of not less than 25% of the aggregate Outstanding principal amount of such Series of Bonds to the Republic with a copy to the Fiscal Agent, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all Bonds of such Series to be due and payable immediately, and in the case of an Event of Default described in Paragraph 5(a) or 5(d) of the Terms, each Bondholder with respect to such Series may by such notice declare the principal amount of the Bonds of such Series held by such Bondholder to be immediately due and payable, and the same shall become and shall be immediately due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to such date all Events of Default in respect of all the Bonds of such Series shall have been cured; provided that if, at any time after the principal of the Bonds of such Series shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due shall have been obtained or entered in connection with such Bonds, the Republic shall pay or shall deposit with the Fiscal Agent a sum sufficient to pay all matured installments of interest and principal upon all such Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each such Bond at the rate of interest specified therein, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Bondholders and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees reasonably incurred by the Demanding Bondholders and if any and all Events of Default, other than the non-payment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided in the Bonds, then, and in every such case, the holders of at least 50% in aggregate principal amount of the Bonds of such Series then outstanding by written notice to the Republic and to the Fiscal Agent may, on behalf of all of the Bondholders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Bondholders pursuant to this provision need not be taken at a meeting pursuant to the provisions of
Article X.

               (b) In case the Republic shall fail forthwith to pay such amounts upon such notice, the Bondholders of the affected Series shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and subject to Section 9.1, may enforce any such judgment or final decree against the Republic or other obligor upon such Bonds and collect in the manner provided by law out of the property of the Republic or other obligor upon such Bonds, wherever situated the monies adjudged or decreed to be payable.

               SECTION 4.2. Restoration of Rights on Abandonment of Proceeding. In case any Bondholder shall have proceeded to enforce any right under this Fiscal Agency Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such Bondholder, then and in every such case the Republic, the Fiscal Agent, and the Bondholders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Republic, the Fiscal Agent, and the Bondholders shall continue as though no such proceedings had been taken.

               SECTION 4.3. Limitations on Suits by Holders. Each and every Bondholder understands, intends and expressly covenants with every other Bondholder and the Fiscal Agent, that no one or more Bondholder shall have any right in any manner whatever by virtue or by availing itself of any provision of this Fiscal Agency Agreement or of the Bonds to affect, disturb or prejudice the rights of the holders of any other of such Bonds or to obtain priority over or preference to any other such holder, or to enforce any right under this Fiscal Agency Agreement or under the Bonds, except in the manner herein provided and for the equal, ratable and common benefit of all holders of the Bonds. For the protection and enforcement of this Section, each and every Bondholder shall be entitled to such relief as can be given either at law or in equity.

               SECTION 4.4. Unconditional Right of Bondholders to Receive Principal and Interest. Notwithstanding any other provision of this Fiscal Agency Agreement, and subject in the case of Collective Action Bonds to the provisions of Article XI, each Bondholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on (including Additional Amounts) its Bond on the stated maturity expressed in such Bond and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Bondholder.

               SECTION 4.5. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as otherwise provided herein or in the Terms, no right or remedy herein conferred upon or reserved to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of any Bondholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Fiscal Agency Agreement or by law to the Bondholders may be exercised from time to time, and as often as shall be deemed expedient, by the Bondholders.

                                   ARTICLE V

                           CONCERNING THE FISCAL AGENT

               SECTION 5.1. Appointment, Duties and Responsibilities of the Fiscal Agent. (a) The Republic hereby appoints JPMorgan Chase Bank, at present having its office at 4 New York Plaza, 1st Floor, New York, New York 10004-2413, as Fiscal Agent, Transfer Agent, Registrar and Principal Paying Agent. JPMorgan Chase Bank accepts such appointments, and along with its successors as such Fiscal Agent. The Republic reserves the right to appoint different Fiscal Agents for different series of Bonds.

               (b) The Republic may appoint one or more additional agents (herein called a "Paying Agent") for the payment (subject to the applicable laws and regulations) of the applicable payment of principal, and interest or Additional Amounts, if any, on the Bonds at such place or places as the Republic may determine; provided that the Republic will maintain at all times until no Bond is Outstanding a Paying Agent (who may be the Fiscal Agent) in the Borough of Manhattan, The City of New York. The Republic will keep the Fiscal Agent informed as to the name, address, and telephone and facsimile numbers of each Paying Agent appointed by it and will notify the Fiscal Agent of the resignation of any Paying Agent. The Fiscal Agent shall arrange with each Paying Agent for the payment, as provided herein, of the principal and interest or Additional Amounts, if any, on the Bonds on terms previously approved in writing by the Republic.

               (c) The Fiscal Agent undertakes to perform such duties and only such duties as are specifically set forth in this Fiscal Agency Agreement.

               (d) In acting under this Fiscal Agency Agreement and in connection with the Bonds, the Fiscal Agent and any successor Fiscal Agent appointed by the Republic pursuant to Section 5.9 of this Fiscal Agency Agreement are acting solely as agent of the Republic and do not assume any obligation or relationship of agency or trust for or with any of the Bondholders, except that all funds held by the Fiscal Agent for payment of the principal of, interest on, and any Additional Amounts with respect to any Bonds shall be held in trust (but need not be segregated from other funds except as required by law) and shall be applied as set forth herein and in the Terms.

               (e) No provision of this Fiscal Agency Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (i) the duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of this Fiscal Agency Agreement, and the Fiscal Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Fiscal Agency Agreement, and no implied covenants or obligations shall be read into this Fiscal Agency Agreement against the Fiscal Agent;

                    (ii) in the absence of gross negligence or willful
               misconduct on the part of the Fiscal Agent, the Fiscal Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions delivered to the Fiscal Agent and conforming to the requirements of this Fiscal Agency Agreement; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Fiscal Agent, the Fiscal Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Fiscal Agency Agreement; and

                    (iii) the Fiscal Agent shall not be liable for any error of judgment made in good faith by a responsible officer or responsible officers of the Fiscal Agent, unless it shall be proved that the Fiscal Agent was negligent in ascertaining the pertinent facts.

               (f) None of the provisions contained in this Fiscal Agency Agreement shall require the Fiscal Agent to expend, advance or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not satisfactorily assured to it.

               SECTION 5.2. .Certain Rights of the Fiscal Agent. Subject to
Section 5.1:

               (a) the Fiscal Agent may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request, direction, order or demand of the Republic mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed);

               (c) the Fiscal Agent may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (d) the Fiscal Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Fiscal Agency Agreement; and

               (e) the Fiscal Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Fiscal Agent shall not be responsible for any negligence or willful misconduct on the part of any such agent or attorney appointed with due care by it hereunder.

               SECTION 5.3. Fiscal Agent Not Responsible for Recitals, Disposition of Bonds or Application of Proceeds Thereof. The recitals contained herein and in the Bonds, shall be taken as the statements of the Republic, and the Fiscal Agent assumes no responsibility for the correctness of the same. The Fiscal Agent makes no representation as to the validity or sufficiency of this Fiscal Agency Agreement or of the Bonds except with respect to the due authorization, execution and delivery of this Fiscal Agency Agreement, and the due authentication and delivery of the Bonds, by the Fiscal Agent. The Fiscal Agent shall not be accountable for the use or application by the Republic of any of the Bonds or of the proceeds thereof.

               SECTION 5.4. Fiscal Agent and Agents May Hold Bonds; Collections. The Fiscal Agent or any agent of the Republic or the Fiscal Agent, in its individual or any other capacity, may become the owner or pledgee of Bonds with the same rights it would have if it were not the Fiscal Agent or such agent. The Fiscal Agent is entitled to enter into business transactions with the Republic or any of its respective affiliates without accounting for any profit resulting from such transactions.

               SECTION 5.5. Monies Held by Fiscal Agent. All monies received by the Fiscal Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. The Fiscal Agent shall not be under any liability to any Person for interest on any monies received by it hereunder.

               SECTION 5.6. Compensation and Indemnification of Fiscal Agent and Its Prior Claim.(a) To the extent not already required by Section 5.1 or the following paragraph, the Republic covenants and agrees to pay to the Fiscal Agent from time to time, and the Fiscal Agent shall be entitled to, compensation as agreed between the Republic and the Fiscal Agent (which shall not be limited by any provision of law in regard to the compensation of a Fiscal Agent) and the Republic covenants and agrees to pay or reimburse the Fiscal Agent and each predecessor Fiscal Agent upon its request for all documented expenses, disbursements and advances properly and reasonably incurred or made by or on behalf of it in accordance with any of the provisions of this Fiscal Agency Agreement (including the compensation, documented expenses and disbursements reasonably incurred of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct.

               (b) To the extent not already required by Section 5.1 and the preceding paragraph, the Republic also covenants to indemnify the Fiscal Agent and each predecessor Fiscal Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Fiscal Agency Agreement or the trusts hereunder and its duties hereunder, including the documented costs and expenses reasonably incurred of defending itself against or investigating any claim of liability with respect to the foregoing. The obligations of the Republic under this Section to compensate and indemnify the Fiscal Agent and each predecessor Fiscal Agent and to pay or reimburse the Fiscal Agent and each predecessor Fiscal Agent for documented expenses, disbursements and advances reasonably incurred or made shall constitute additional indebtedness hereunder and shall survive the resignation of the Fiscal Agent and the satisfaction and discharge of this Fiscal Agency Agreement. Such additional indebtedness shall be a senior claim to that of the Bonds upon all property and funds held or collected by the Fiscal Agent as such, except funds held in trust for the benefit of the holders of particular Bonds, and the Bonds are hereby subordinated to such senior claim.

               SECTION 5.7. Right of Fiscal Agent to Rely on Officer's Certificate. Subject to Sections 5.1 and 5.2, whenever in the administration of the duties set forth in this Fiscal Agency Agreement the Fiscal Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof shall be herein specifically prescribed) may, in the absence of negligence, bad faith or willful misconduct on the part of the Fiscal Agent, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Fiscal Agent, and such certificate, in the absence of negligence, bad faith or willful misconduct on the part of the Fiscal Agent, shall be full warrant to the Fiscal Agent for any action taken, suffered or omitted by it under the provisions of this Fiscal Agency Agreement upon the faith thereof.

               SECTION 5.8. Persons Eligible for Appointment as Fiscal Agent. The Fiscal Agent hereunder shall at all times be a corporation having a combined capital and surplus of at least U.S.$20,000,000, doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a federal, state or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

               SECTION 5.9. Resignation and Removal; Appointment of Successor Fiscal Agent. (a) The Fiscal Agent may at any time resign by giving not less than 90 days' written notice of resignation to the Republic and by publishing notice thereof at the expense of the Republic in an Authorized Newspaper pursuant to Paragraph 11 of the Terms. Upon receiving such notice of resignation, the Republic shall promptly appoint a successor Fiscal Agent by written instrument in duplicate, one copy of which instrument shall be delivered to the resigning Fiscal Agent and one copy to the successor Fiscal Agent. If no successor Fiscal Agent shall have been so appointed and have accepted appointment within 90 days after the giving of such notice of resignation, the resigning Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor Fiscal Agent, or any Bondholder who has been a bona fide holder of a Bond or Bonds for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Fiscal Agent. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Fiscal Agent.

               (b) The Republic may remove the Fiscal Agent at any time and appoint a successor Fiscal Agent by written instrument, in duplicate, one copy of such instrument shall be delivered to the Fiscal Agent so removed and one copy to the successor Fiscal Agent, or, any Bondholder who has been a bona fide holder of a Bond or Bonds for at least six months may on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Fiscal Agent and the appointment of a successor Fiscal Agent. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Fiscal Agent and appoint a successor Fiscal Agent.

               (c) The appointment of the Fiscal Agent hereunder shall forthwith terminate, whether or not notice of such termination shall have been given, if at any time the Fiscal Agent becomes incapable of performing its duties hereunder, or is adjudged bankrupt or insolvent, or files a voluntary petition on bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of a liquidator or receiver of all or any substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if a resolution is passed or an order made for the winding up or dissolution of the Fiscal Agent, or if a liquidator or receiver of the Fiscal Agent of all or any substantial part of its property is appointed, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if any public officer takes charge or control of the Fiscal Agent or its property or affairs for the purposes of rehabilitation, conservation or liquidation.

               (d) If the Fiscal Agent resigns or ceases to act as the Republic's Fiscal Agent in respect of the Bonds pursuant to this Section 5.9, the Fiscal Agent shall only be entitled to annual fees otherwise payable to it under this Fiscal Agency Agreement on a pro rata basis for that period since the most recent anniversary of this Fiscal Agency Agreement during which the Fiscal Agent has acted as Fiscal Agent hereunder. In the event that the Fiscal Agent ceases to act as the Republic's Fiscal Agent in respect of the Bonds for any other reason, the Fiscal Agent shall be entitled to receive the full amount of the annual fees payable to it in respect of the Bonds pursuant to Section 5.6 of this Fiscal Agency Agreement.

               (e) Any resignation or removal of the Fiscal Agent and any appointment of a successor Fiscal Agent pursuant to any of the provisions of this Section 5.9 shall become effective upon acceptance of appointment by the successor Fiscal Agent as provided in Section 5.10.

               SECTION 5.10. Acceptance of Appointment by Successor Fiscal Agent. (a) Any successor Fiscal Agent appointed as provided in Section 5.9 shall execute and deliver to the Republic and to its predecessor Fiscal Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Fiscal Agent shall become effective and such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Fiscal Agent herein; but, nevertheless, on the written request of the Republic or of the successor Fiscal Agent, upon payment of its charges then unpaid, the Fiscal Agent ceasing to act shall pay over to the successor Fiscal Agent all monies at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Fiscal Agent all such rights, powers, duties and obligations. Upon request of any such successor Fiscal Agent, the Republic shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Fiscal Agent all such rights and powers. Any Fiscal Agent ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Fiscal Agent to secure any amounts then due it pursuant to the provisions of Section 5.6.

               (b) Upon acceptance of appointment by a successor Fiscal Agent as provided in this Section 5.10, the Republic shall publish notice thereof in an Authorized Newspaper pursuant to paragraph 11 of the Terms. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.9. If the Republic fails to publish such notice within 10 days after acceptance of appointment by the successor Fiscal Agent, the successor Fiscal Agent shall cause such notice to be published at the expense of the Republic.

               SECTION 5.11. Merger, Conversion, Consolidation or Succession to Business of Fiscal Agent. (a) Any corporation into which the Fiscal Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any corporation succeeding to the corporate trust business of the Fiscal Agent, shall be the successor of the Fiscal Agent hereunder, provided that such corporation shall be eligible under the provisions of Section 5.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, but subject to prior notice to and the prior approval of the Republic, anything herein to the contrary notwithstanding.

               (b) In case at the time such successor to the Fiscal Agent shall succeed to the trusts created by this Fiscal Agency Agreement any Bonds shall have been authenticated but not delivered, any such successor to the Fiscal Agent may adopt the certificate of authentication of any predecessor Fiscal Agent and deliver the Bonds so authenticated; and, in case at that time any of the Bonds shall not have been authenticated, any successor to the Fiscal Agent may authenticate the Bonds either in the name of any predecessor hereunder or in the name of the successor Fiscal Agent; and in all such cases such authentication shall have full force and effect and such Bonds will be deemed duly authenticated under the provisions of the Bonds and this Fiscal Agency Agreement; provided that the right to adopt the certificate of authentication of any predecessor Fiscal Agent or to authenticate Bonds in the name of any predecessor Fiscal Agent shall apply only to its successor or successors by merger, conversion or consolidation.

                                   ARTICLE VI

                           CONCERNING THE BONDHOLDERS

               SECTION 6.1. Evidence of Action Taken by Bondholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Fiscal Agency Agreement to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Fiscal Agent. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Fiscal Agency Agreement and (subject to Sections 5.1 and 5.2) conclusive in favor of the Fiscal Agent and the Republic, if made in the manner provided in this Article.

               SECTION 6.2. Proof of Execution of Instruments and of Holding of Bonds; Record Date. Subject to Sections 5.1 and 5.2, the execution of any instrument by a Bondholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Fiscal Agent or in such manner as shall be satisfactory to the Fiscal Agent. The holding of Bonds for purposes of this Fiscal Agency Agreement shall be proved by the Register maintained pursuant to Section 2.5 or by a certificate of the Fiscal Agent. The Republic may set a record date for purposes of determining the identity of holders of Bonds entitled to vote, or consent to any action referred to in Section 6.1, which record date may be set at any time or from time to time by notice to the Fiscal Agent, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than ten days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Bonds of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

               SECTION 6.3. Holders to Be Treated as Owners. The Republic and the Fiscal Agent and any agent of the Republic or the Fiscal Agent may deem and treat any person in whose name any Bond shall be registered upon the Register as the absolute owner of such Bond (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Fiscal Agency Agreement, interest (including Additional Amounts) on such Bond and for all other purposes; and none of the Republic, the Fiscal Agent or any other agent of the Republic or the Fiscal Agent shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Bond.

               SECTION 6.4. Bonds Owned by the Republic Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Bonds have concurred in any direction, request, consent or waiver under this Fiscal Agency Agreement, Bonds which are owned by the Republic or any other obligor on the Bonds or by any person directly or indirectly controlled by the Republic, or controlling or controlled by or under direct or indirect common control with any other obligor on the Bonds shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Fiscal Agent shall be protected in relying on any such direction, consent or waiver, only Bonds which the Fiscal Agent knows are so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Fiscal Agent the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Republic or any other obligor upon the Bonds or any person directly or indirectly controlled by the Republic, or controlling or controlled by or under direct or indirect common control with any other obligor on the Bonds. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Fiscal Agent in accordance with such advice. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Fiscal Agent, upon the certificate, statement or opinion of or representations by the Fiscal Agent, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Upon request of the Fiscal Agent or any Bondholder, the Republic shall furnish to the Fiscal Agent promptly one or more Officer's Certificates listing and identifying all Bonds, if any, known by the Republic to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.1 and 5.2, the Fiscal Agent and any Bondholder shall be entitled to accept such Officer's Certificate or Certificates as conclusive evidence of the facts therein set forth and of the fact that all Bonds not listed therein are Outstanding for the purpose of any such determination.

               SECTION 6.5. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Fiscal Agent, as provided in
Section 6.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Bonds or of the percentage of votes cast specified in this Fiscal Agency Agreement in connection with such action, any holder of a Bond the serial number of which is shown by the evidence to be included among the serial numbers of the Bonds the holders of which have consented to such action may, by filing written notice at the Institutional Trust Services Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Bond. Except as aforesaid any such action taken by the holder of any Bond shall be conclusive and binding upon such holder and upon all future holders and owners of such Bond and of any Bonds issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Bond. Any action taken by the holders of the percentage in aggregate principal amount of the Bonds or of the percentage of votes cast specified in this Fiscal Agency Agreement in connection with such action shall be conclusively binding upon the Republic, the Fiscal Agent, and the holders of all the Bonds.

                                  ARTICLE VII

                                   AMENDMENTS

               SECTION 7.1. Supplemental Fiscal Agency Agreement without Consent of Bondholders. (a) The Republic and the Fiscal Agent may from time to time and at any time, following the delivery of an Opinion of Counsel to the Republic to the effect that the action proposed is authorized by the Fiscal Agency Agreement and the Terms, enter into a supplemental Fiscal Agency Agreement for one or more of the following purposes:

                    (i) to add to the covenants of the Republic such further
               covenants, restrictions, conditions or provisions as the Republic and the Fiscal Agent shall consider to be for the protection of the holders of Bonds, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Fiscal Agency Agreement or in the Bonds as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental Fiscal Agency Agreement may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Bondholders upon such an Event of Default or may limit the right of the holders of a Majority in aggregate principal amount of the Bonds at the time Outstanding to waive such an Event of Default;

                    (ii) to waive any right or power of the Republic under this
               Fiscal Agency Agreement;

                    (iii) to provide security or collateral for the Bonds;

                    (iv) to cure any ambiguity or to correct or supplement any provision contained herein or in any series of the Bonds or in any supplemental Fiscal Agency Agreement which may be defective or inconsistent with any other provision contained herein or in the Bonds or in any supplemental Fiscal Agency Agreement;

                    (v) to change the terms of the Bonds or this Fiscal Agency
               Agreement in any manner which the Republic and the Fiscal Agent mutually deem necessary or desirable and which shall not adversely affect the interests of the Bondholders; or

                    (vi) to provide, to the extent necessary, for the issuance and authentication of Debt Securities (other than Bonds) and of Warrants.

               (b) The Fiscal Agent is hereby authorized to join in the execution of any such supplemental Fiscal Agency Agreement, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Fiscal Agent shall not be obligated to enter into any such supplemental Fiscal Agency Agreement which affects the Fiscal Agent's own rights, duties or immunities under this Fiscal Agency Agreement or otherwise.

               (c) Any supplemental Fiscal Agency Agreement authorized by the provisions of this Section may be executed without the consent of the holders of any of the Bonds at the time outstanding, notwithstanding any of the provisions of Section 7.2.

               SECTION 7.2. Supplemental Fiscal Agency Agreement with Consent of Bondholders. (a) With the consent (evidenced as provided in Article Six) of the holders of not less than a Majority of the aggregate principal amount of the affected Bonds at the time Outstanding, the Republic and the Fiscal Agent may, from time to time and at any time, enter into a Fiscal Agency Agreement or Agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Fiscal Agency Agreement, any Series of the Bonds or of any supplemental Fiscal Agency Agreement or of modifying in any manner the rights of the holders of any Series of the Bonds; provided that no such supplemental Fiscal Agency Agreement, without the consent of each holder of affected Bonds at the time outstanding, shall (i) change the stated maturity of the principal of or interest on any such Bond; (ii) reduce the principal amount of or interest on any such Bond; (iii) change the currency or place of payment of principal or interest (including Additional Amounts) on any Bond; (iv) shorten the period during which the Republic is prohibited from redeeming any such Bond; (v) impair the right to institute suit for the enforcement of any payment on or with respect to any such Bond; (vi) reduce the percentage of aggregate principal amount of Bonds Outstanding necessary to modify or amend this Fiscal Agency Agreement or the provisions of the Bonds or reduce the quorum requirements or the percentages of votes required for the adoption of any action at a Bondholders' meeting; or
(vii) change the obligations of the Republic to pay Additional Amounts on account of withholding taxes or deductions; provided that, in the case of any such Supplemental Fiscal Agency Agreement relating solely to Collective Action Bonds, only such consent of the Bondholders as provided under Article XI shall be required..

               (b) Upon the request of the Republic, accompanied by a copy of the supplemental Fiscal Agency Agreement and upon the filing with the Fiscal Agent of evidence of the consent of Bondholders and other documents, if any, required by Section 6.1, the Fiscal Agent shall join with the Republic in the execution of such supplemental Fiscal Agency Agreement unless such supplemental Fiscal Agency Agreement affects the Fiscal Agent's own rights, duties or immunities under this Fiscal Agency Agreement or otherwise, in which case the Fiscal Agent may in its discretion, but shall not be obligated to, enter into such supplemental Fiscal Agency Agreement.

               (c) It shall not be necessary for the consent of the Bondholders under this Section to approve the particular form of any proposed supplemental Fiscal Agency Agreement, but it shall be sufficient if such consent shall approve the substance thereof.

               (d) Promptly after the execution by the Republic and the Fiscal Agent of any supplemental Fiscal Agency Agreement pursuant to the provisions of this Section, the Republic at its expense shall publish a notice thereof in Authorized Newspapers pursuant to Paragraph 11 of the Terms, setting forth in general terms the substance of such supplemental Fiscal Agency Agreement. Any failure of the Republic to publish such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplement to this Fiscal Agency Agreement.

               SECTION 7.3. Effect of Supplemental Agreement. Upon the execution of any supplement to this Fiscal Agency Agreement pursuant to the provisions hereof, this Fiscal Agency Agreement and the affected Bonds shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Fiscal Agency Agreement of the Fiscal Agent, the Republic and the holders of Bonds shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplement shall be and be deemed to be part of the terms and conditions of this Fiscal Agency Agreement for any and all purposes.

               SECTION 7.4. Documents to Be Given to Fiscal Agent. The Fiscal Agent, subject to the provisions of Sections 5.1 and 5.2, shall be entitled to receive one or more Officer's Certificates and Opinions of Counsel as conclusive evidence that any such supplemental Fiscal Agency Agreement complies with the applicable provisions of this Fiscal Agency Agreement.

               SECTION 7.5. Notation on Bonds in Respect of Supplemental Fiscal Agency Agreements. Bonds authenticated and delivered after the execution of any supplemental Fiscal Agency Agreement pursuant to the provisions of this Article may bear a notation in form and manner approved by the Fiscal Agent as to any matter provided for by such supplemental Fiscal Agency Agreement. If the Republic or the Fiscal Agent shall so determine, new Bonds so modified as to conform, in the opinion of the Fiscal Agent, to any modification of this Fiscal Agency Agreement contained in any such supplemental Fiscal Agency Agreement may be prepared by the Republic at the expense of the Republic, authenticated by the Fiscal Agent (or JPMorgan Chase Bank, London Office, acting as its agent) and delivered in exchange for the Bonds then Outstanding.

                                  ARTICLE VIII

                     APPLICATION OF FUNDS; UNCLAIMED MONIES

               SECTION 8.1. Application by Fiscal Agent of Funds Deposited for Payment of Bonds. Subject to Section 8.3, all monies deposited with the Fiscal Agent pursuant to this Section 8.1 shall be held in trust by the Fiscal Agent and applied by it to the payment, either directly or through any paying agent (including the Republic acting as its own paying agent), to the holders of the particular Bonds for the payment of which such monies have been deposited with the Fiscal Agent, of all sums due and to become due thereon as principal and interest (including Additional Amounts); but such money need not be segregated from other funds except to the extent required by law.

               SECTION 8.2. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Fiscal Agency Agreement, all monies then held by any paying agent under the provisions of this Fiscal Agency Agreement shall, upon written demand of the Republic be repaid to the Republic or paid to the Fiscal Agent, and thereupon such paying agent shall be released from all further liability with respect to such monies.

               SECTION 8.3. Return of Monies Held by Fiscal Agent or Other Paying Agent. Any monies deposited with or paid to the Fiscal Agent or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Bond and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of the Republic by the Fiscal Agent or such paying agent, the receipt of such repayment to be confirmed promptly in writing by or on behalf of the Republic, and, to the extent permitted by law, the holder of such Bond shall thereafter look only to the Republic for any payment which such holder may be entitled to collect, and all liability of the Fiscal Agent or such paying agent with respect to such monies shall thereupon cease.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

               SECTION 9.1. Officials, Officers, and Directors of the Republic Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Fiscal Agency Agreement, or in any Bond, or because of any indebtedness evidenced thereby, shall be had against any official, officer or government employee of the Republic or of any successor of any thereof, either directly or through the Republic or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Bonds by the holders thereof and as part of the consideration for the issue of the Bonds.

               SECTION 9.2. Provisions of Fiscal Agency Agreement for the Sole Benefit of Parties and Bondholders. Nothing in this Fiscal Agency Agreement or in the Bonds, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of the Bonds, any legal or equitable right, remedy or claim under this Fiscal Agency Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Bonds.

               SECTION 9.3. Successors and Assigns of the Republic Bound by Fiscal Agency Agreement. All the covenants, stipulations, promises and agreements in this Fiscal Agency Agreement contained by or on behalf of the Republic shall bind its successors and assigns, whether so expressed or not.

               SECTION 9.4. Notices and Demands on the Republic, Fiscal Agent and Bondholders. (a) Any notice or demand which by any provision of this Fiscal Agency Agreement is required or permitted to be given or served by the Fiscal Agent or by the Bondholders to or on the Republic may be given or served by facsimile transmission or tested telex (except as otherwise specifically provided herein) addressed (until another address of the Republic is filed by the Republic with the Fiscal Agent) to the Republic of Chile, Ministry of Finance of the Republic of Chile, Teatinos 120, Piso 12, Santiago, Chile,
Attention: Director of International Finance. Any notice, direction, consent, request or demand by or on behalf of the Republic or any Bondholder to or upon the Fiscal Agent shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Institutional Trust Services Office (fax:
1-212-623-6214), Attention: Institutional Trust Services Office. Any aforementioned notice shall be deemed to have been given, made or served (i) if given by facsimile transmission, when such facsimile is transmitted to the telephone number specified in this paragraph and telephonic confirmation of receipt thereof is received or (ii) if given by telex, when such telex is transmitted to the telex number specified in this paragraph and telephonic confirmation of receipt thereof is received.

               (b) Where this Fiscal Agency Agreement provides for notice to holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if given in accordance with Paragraph 11 of the Terms. Where this Fiscal Agency Agreement provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the Fiscal Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               (c) In case, by reason of the suspension of or irregularities in regular mail service or otherwise, it shall be impracticable to mail or publish notice to the Republic and Bondholders when such notice is required to be given pursuant to any provision of this Fiscal Agency Agreement, then any manner of giving such notice as shall be satisfactory to the Fiscal Agent shall be deemed to be a sufficient giving of such notice.

               SECTION 9.5. Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. (a) Upon any application or demand by or on behalf of the Republic to the Fiscal Agent to take any action under any of the provisions of this Fiscal Agency Agreement and at the request of the Fiscal Agent, the Republic shall furnish to the Fiscal Agent an Officer's Certificate stating that all conditions precedent provided for in this Fiscal Agency Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Fiscal Agency Agreement relating to such particular application or demand, no additional certificate or opinion need be furnished.

               (b) Each certificate or opinion provided for in this Fiscal Agency Agreement and delivered to the Fiscal Agent with respect to compliance with a condition or covenant provided for in this Fiscal Agency Agreement shall include (i) a statement that the person making such certificate or opinion has read such covenant or condition, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

               (c) Any certificate, statement or opinion of an officer of the Republic may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, upon the certificate, statement or opinion of or representations by an officer or officers of the Republic, as the case may be, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

               (d) Any certificate, statement, or opinion of an officer of the Republic, as the case may be, or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Republic, as the case may be, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

               (e) Any certificate or opinion of any independent firm of public accountants filed with the Fiscal Agent shall contain a statement that such firm is independent.

               SECTION 9.6. Payments Due on Non-Business Days. In any case where the Payment Date shall not be a Business Day, then payment of principal or interest need not be made on such date but may be made on the next succeeding Business Day. Any payment made on a date other than the maturity date as set forth in the Bonds shall have the same force and effect as if made on the date of maturity, and no interest shall accrue for the period after such date.

               SECTION 9.7. Governing Law; Consent to Jurisdiction; Waiver of Immunities. (a) This Fiscal Agency Agreement shall be governed by and construed in accordance with the law of the State of New York.

               (b) The Republic hereby irrevocably submits to the jurisdiction of any New York state or federal court sitting in The City of New York, and any appellate court from any thereof, in any action or proceeding commenced by the Fiscal Agent or any Bondholder arising out of or relating to this Fiscal Agency Agreement, and the Republic hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Republic hereby irrevocably appoints the person acting or discharging the function of the Consul General of Chile in The City of New York (the "Process Agent"), with an office on the date hereof at 866 United Nations Plaza, Suite 601, New York, New York 10017, United States of America, as its agent to receive on behalf of itself and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding brought in such New York state or federal court sitting in The City of New York. Such service may be made by delivering a copy of such process to the Republic, care of the Process Agent, at the address specified above for the Process Agent, and the Republic hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. A final judgment in any such action or proceeding shall be conclusive and may, to the fullest extent permitted by law, be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

               (c) Nothing in this Section 9.7 shall affect the right of the Fiscal Agent or any Bondholder to serve legal process in any other manner permitted by law or affect the right of the Fiscal Agent or any Bondholder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

               (d) To the extent that the Republic has or hereafter may acquire or have attributed to it any immunity under any law (other than the laws of the Republic) from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Republic hereby irrevocably waives such immunity in respect of its obligations under this Fiscal Agency Agreement. To the extent that the Republic has or hereafter may have any immunity under the laws of the Republic (i) from jurisdiction of any court, (ii) from any legal process in the courts of the Republic (other than immunity from attachment prior to judgment and attachment in aid of execution), or (iii) from any legal process in any court other than a court of the Republic, whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise, with respect to itself or its property, the Republic hereby irrevocably waives such immunity to the fullest extent permitted by the laws of the Republic, in respect of its obligations under this Fiscal Agency Agreement and the Bonds. In addition, the Republic irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding, that may be brought in connection with this Fiscal Agency Agreement or the Bonds, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the grounds that any such action or proceeding has been brought in an inconvenient forum. However the Republic will not waive immunity from attachment prior to judgment and attachment in aid of execution under Chilean law with respect to property of the Republic located in Chile and with respect to its movable and immovable property which is destined for diplomatic and consular missions and to the residence of the heads of such missions or to military purposes, including such property which is property of a military character or under the control of a military authority or defense agency, since such waiver is not permitted under the laws of the Republic. Without limiting the generality of the foregoing, the Republic agrees that the waivers set forth in this Section 9.7(d) shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States (the "Immunities Act") and are intended to be irrevocable for purposes of such Act. Notwithstanding the foregoing, the Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under United States federal securities laws or any state securities laws.

               (e) The Republic hereby irrevocably waives, to the fullest extent permitted by law, any requirement or other provision of law, rule, regulation or practice which requires or otherwise establishes as a condition to the institution, prosecution or completion of any action or proceeding (including appeals) arising out of or relating to this Fiscal Agency Agreement the posting of any bond or the furnishing, directly or indirectly, of any other security.

               SECTION 9.8. Counterparts. This Fiscal Agency Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

               SECTION 9.9. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

               SECTION 9.10. Amendment to Certain Existing Bonds. The Republic hereby directs the Fiscal Agent (a) to amend in full Section 1(c) of the Terms and Conditions of the 2009 Bonds and the 2012 Bonds on the reverse of such Bonds to read as follows: "(c) The Bonds are direct, unconditional and unsecured obligations of the Republic for the payment and performance backed by the full faith and credit of the Republic and will rank pari passu with all other present and future unsecured and unsubordinated External Indebtedness (as defined below) of the Republic." and (b) to substitute the applicable page of such Bonds to give effect to the amendment set forth in this Section 9.10.

                                   ARTICLE X

     PROVISIONS FOR BONDHOLDER MEETINGS, APPROVALS AND AMENDMENTS FOR BONDS
                       OTHER THAN COLLECTIVE ACTION BONDS

               SECTION 10.1. Calling of Bondholders' Meetings, Notice and Quorum. (a) A meeting of Bondholders of one or more Series of Bonds may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Fiscal Agency Agreement or the Bonds to be made, given or taken by Bondholders or to modify, amend or supplement the Terms of the Bonds or this Fiscal Agency Agreement as hereinafter provided. The Fiscal Agent may at any time call a meeting of Bondholders for any such purpose to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Fiscal Agent shall determine. Notice of every meeting of Bondholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided in the Terms, not less than 20 nor more than 180 days prior to the date fixed for the meeting. In case at any time the Republic or the holders of at least 10% in aggregate principal amount of the Outstanding Bonds of a Series shall have requested the Fiscal Agent to call a meeting of Bondholders for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Fiscal Agent shall call such meeting for such purpose by giving notice thereof.

               (b) To be entitled to vote at any meeting of Bondholders a person shall be (i) a holder of one or more Bonds of the relevant Series or (ii) a person appointed by an instrument in writing as proxy by the holder of one or more of such Bonds. The only persons who shall be entitled to be present or to speak at any meeting of Bondholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Republic and its counsel. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. The persons entitled to vote a majority in principal amount of Bonds of the relevant Series at the time Outstanding shall constitute a quorum. In the absence of a quorum within minutes of the time appointed for any such meeting, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting. At the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount of the Bonds of the relevant Series at the time Outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above except that such notice need be given only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened.

               (c) The Fiscal Agent may make such reasonable and customary regulations as it shall deem advisable for any meeting of Bondholders with respect to the appointment of proxies in respect of Bondholders, the record date for determining the registered Bondholders who are entitled to vote at such meeting (which date shall be set forth in the notice calling such meeting hereinabove referred to and which shall be not less than fifteen days prior to such meeting), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

               (d) Any Bondholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Bondholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Any resolution passed or decision taken at any meeting of Bondholders duly held in accordance with this Section shall be binding on all the Bondholders whether or not present or represented at the meeting.

               SECTION 10.2. Approval. (a) At (i) any meeting of Bondholders duly called and held as specified above, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the holders of not less than 50% in aggregate principal amount of the Bonds of the relevant Series at the time Outstanding (or of such other percentage as may be set forth in the Terms with respect to the action being taken), or (ii) with the written consent of the holders of not less than 50% in aggregate principal amount of the Bonds of the relevant Series at the time Outstanding (or of such other percentage as may be set forth in the Terms with respect to the action being taken), the Republic and the Fiscal Agent may modify, amend or supplement the Terms of the Bonds of the relevant Series or, insofar as respects such Bonds, this Fiscal Agency Agreement, in any way, and the Bondholders may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Fiscal Agency Agreement or the Bonds to be made, given or taken by Bondholders; provided that no such modification or amendment may, without the consent of the holder of each Bond, (A) change the stated maturity of the principal of or interest on any such Bond; or (B) reduce the principal amount of or interest on any such Bond; or (C) change the currency of payment of principal or interest (including Additional Amounts) on any such Bond; or (D) shorten the period during which the Republic is prohibited from redeeming any such Bond; or
(E) impair the right to institute suit for the enforcement of any payment on or with respect to such Bond; or (F) reduce the percentage of aggregate principal amount of Bonds Outstanding necessary to make modifications or amendments to this Fiscal Agency Agreement or the provisions of the Bonds; or (G) change the obligation of the Republic to pay Additional Amounts on account of withholding taxes or deductions.

               Notwithstanding the above, the Republic and the Fiscal Agent may, without the consent of the Bondholders, modify or amend the terms and conditions of the Bonds or this Fiscal Agency Agreement if such modification or amendment would (1) add to the Republic's covenants for the benefit of the Bondholders; or
(2) surrender any right or power conferred upon the Republic; or (3) secure the Bonds pursuant to the requirements of such Bonds or otherwise; or (4) cure any ambiguity, correct or supplement any defective provision; or (5) change the terms and conditions of the Bonds or this Fiscal Agency Agreement in any manner which the Republic and the Fiscal Agent may mutually deem necessary or desirable and which shall not adversely affect the interests of any Bondholder.

               (b) It shall not be necessary for the vote or consent of the Bondholders to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.

               SECTION 10.3. Binding Nature of Amendments, Notices, Notations, Etc. Any modifications, amendments or waivers effected pursuant to this Article 10 and Paragraph 6 of the Terms shall be conclusive and binding upon all Bondholders, whether or not they have given such consent or were present at any meeting, and on all future Bondholders, whether or not notation of such modifications, amendments or waivers is made upon the Bonds.

               SECTION 10.4. Non-Application to Collective Action Bonds. The provisions of this Article X shall not apply to Collective Action Bonds.

                                   ARTICLE XI

               PROVISIONS FOR BONDHOLDERS MEETINGS, APPROVALS AND
                     AMENDMENTS FOR COLLECTIVE ACTION BONDS

               SECTION 11.1. Calling of Bondholders' Meetings, Notice and Quorum. (a) A meeting of Bondholders of one or more Series of Collective Action Bonds may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Fiscal Agency Agreement or the Bonds to be made, given or taken by Bondholders or to modify, amend or supplement the Terms of the Bonds or this Fiscal Agency Agreement as hereinafter provided. The Fiscal Agent may at any time call a meeting of Bondholders for any such purpose to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Fiscal Agent shall determine. In addition, the Republic may at any time call a meeting of Bondholders for any such purpose to be held at such time and at such place as the Republic shall determine. Notice of every meeting of Bondholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided in the Terms, not less than 20 nor more than 180 days prior to the date fixed for the meeting. In case at any time the Republic or the holders of at least 10% in aggregate principal amount of the Outstanding Bonds of a Series shall have requested the Fiscal Agent to call a meeting of Bondholders for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Fiscal Agent shall call such meeting for such purpose by giving notice thereof not less than 20 and not more than 180 days prior to the date fixed for the meeting.

               (b) To be entitled to vote at any meeting of Bondholders a person shall be (i) a holder of one or more Bonds of the relevant Series or (ii) a person appointed by an instrument in writing as proxy by the holder of one or more of such Bonds. The only persons who shall be entitled to be present or to speak at any meeting of Bondholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Republic and its counsel. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. At any meeting of Bondholders of Collective Action Bonds, other than a meeting to discuss a Reserved Matter (as defined below), the persons entitled to vote a majority in principal amount of the Bonds of the relevant Series at the time Outstanding shall constitute a quorum. In the absence of a quorum within minutes of the time appointed for any such meeting, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting. At the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount of the Bonds of the relevant Series at the time Outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above except that such notice need be given only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notwithstanding the foregoing, at any meeting of holders to discuss a Reserved Matter, the persons entitled to vote not less than 75% of the principal amount of the Bonds of the relevant Series shall constitute a quorum.

               (c) The Fiscal Agent may make such reasonable and customary regulations as it shall deem advisable for any meeting of Bondholders with respect to the appointment of proxies in respect of Bondholders, the record date for determining the registered Bondholders who are entitled to vote at such meeting (which date shall be set forth in the notice calling such meeting hereinabove referred to and which shall be not less than fifteen days prior to such meeting), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

               (d) Any Bondholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Bondholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Any resolution passed or decision taken at any meeting of Bondholders duly held in accordance with this Section shall be binding on all the Bondholders whether or not present or represented at the meeting.

               SECTION 11.2. Non-Reserved Matters. At (i) any meeting of Bondholders duly called and held as specified above, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the holders of not less than 50% in aggregate principal amount of the Bonds of the relevant Series at the time Outstanding (or of such other percentage as may be set forth in the Terms with respect to the action being taken), or (ii) with the written consent of the holders of not less than 50% in aggregate principal amount of the Bonds of the relevant Series at the time Outstanding (or of such other percentage as may be set forth in the Terms with respect to the action being taken), the Republic and the Fiscal Agent may modify, amend or supplement the Terms of the Bonds of the relevant Series or, insofar as respects such Bonds or this Fiscal Agency Agreement, in any way, in each case other than any modification, amendment or supplement constituting a Reserved Matter, and the Bondholders may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Fiscal Agency Agreement or the Bonds of the relevant Series to be made, given or taken by Bondholders, in each case other than any request, demand, authorization, direction, notice, waiver or action constituting a Reserved Matter.

               SECTION 11.3. Reserved Matters. Unless otherwise specified in the Terms of a Collective Action Bond issued pursuant hereto, (i) at any meeting of Bondholders of the relevant Series duly called and held as specified above, upon the affirmative vote, in person, or (ii) with the written consent of the Bondholders, in each case, representing not less than 75% of the aggregate principal amount of Bonds of the relevant Series, Chile and the Fiscal Agent may make any modification, amendment, supplement or waiver of this Fiscal Agency Agreement or the terms and conditions of the Bonds of the relevant Series that would (A) change the due dates for the payment of principal of or interest on that Series of Bonds, (B) reduce any amounts payable on that Series of Bonds,
(C) reduce the amount of principal payable upon acceleration of the maturity of that Series of Bonds, (D) change the payment currency or places of payment for that Series of Bonds, (E) permit early redemption of that Series of Bonds or, if early redemption is already permitted, set a redemption date earlier than the date previously specified or reduce the redemption price, (F) reduce the percentage of holders of that Series of Bonds whose vote or consent is needed to amend, supplement or modify the Fiscal Agency Agreement or the terms and conditions of that Series of Bonds or take any other action with respect to the Series of Bonds or change the definition of "Outstanding" (including with respect to the provisions of Section 6.4 hereof) with respect to that Series of Bonds, (G) change Chile's obligation to pay any additional amounts, (H) change the governing law provision of that Series of Bonds, (I) change the courts to the jurisdiction to which Chile has submitted, Chile's appointment of an agent for service of process with an office in New York or Chile's waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Bonds, as described herein, (J) amend any event of default under the Bonds of that Series in connection with the exchange offer for the Bonds of that Series, or
(K) change the status of the Bonds of that Series as described under "Description of Securities-- Debt Securities -- Status of Debt Securities" in the related prospectus, as amended by any prospectus supplement and/or any pricing supplement applicable to such Series of Bonds. Each of the actions set forth in clauses (A) through (K) of the preceding sentence is referred to herein as a "Reserved Matter."

               SECTION 11.4. Other Amendments. Notwithstanding the above, the Republic and the Fiscal Agent may, without the consent of the Bondholders, modify or amend the terms and conditions of the Bonds or this Fiscal Agency Agreement if such modification or amendment would (1) add to the Republic's covenants for the benefit of the Bondholders; or (2) waive any right or power conferred upon the Republic; or (3) provide security or collateral for the Bonds or otherwise; or (4) cure any ambiguity, correct or supplement any defective provision of the Fiscal Agency Agreement; or (5) change the terms and conditions of the Bonds or this Fiscal Agency Agreement in any manner which the Republic and the Fiscal Agent may mutually deem necessary or desirable and which shall not adversely affect the interests of any Bondholder.

               SECTION 11.5. Binding Nature of Amendments, Notices, Notations Etc. (a) It shall not be necessary for the vote or consent of the Bondholders to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.

               (b) Any modifications, amendments or waivers effected pursuant to this Article 11 and Paragraph 6 of the Terms shall be conclusive and binding upon all Bondholders, whether or not they have given such consent or were present at any meeting, and on all future Bondholders, whether or not notation of such modifications, amendments or waivers is made upon the Bonds.

               SECTION 11.6. Non-Application to Bonds Other than Collective Action Bonds. The provisions of this Article XI shall not apply to any Bonds other than Collective Action Bonds.

               IN WITNESS WHEREOF, the parties hereto have caused this Fiscal Agency Agreement to be duly executed as of the date specified on the first page of this Agreement.



                                   REPUBLIC OF CHILE
                                   as Issuer

                                   By:    /s/ Oscar Fuentes Laso
                                          --------------------------------------
                                          Oscar Fuentes Laso
                                          Consul General of Chile in New York

                                   By:    /s/ Oscar Fuentes Laso
                                          --------------------------------------
                                          Oscar Fuentes Laso
                                          Consul General of Chile in New York
                                          p.p. Tesorero General de la Republica
                                          de Chile



                                   AUTHENTICATION (REFRENDACION)

                                   By:    /s/ Oscar Fuentes Laso
                                          --------------------------------------
                                          Oscar Fuentes Laso
                                          Consul General of Chile in New York
                                          p.p. Contralor General de la Republica
                                          de Chile


                                   JPMORGAN CHASE BANK
                                   as Fiscal Agent

                                   By:    /s/ William Poles
                                          --------------------------------------
                                          Name:  William Poles
                                          Title: Assistant Treasurer

                                                                       EXHIBIT A
                                                                       ---------

                                REPUBLIC OF CHILE

                        FORM OF AUTHORIZATION CERTIFICATE

               Reference is made to that certain Amended and Restated Fiscal Agency Agreement dated as of January 28, 2004 (the "Fiscal Agency Agreement") between the Republic of Chile (the "Republic") and JPMorgan Chase Bank, as Fiscal Agent (the "Fiscal Agent"). We [name] [title], acting on behalf of the Republic hereby certify that:

               (A) there is hereby established a Series (as that term is defined in the Fiscal Agency Agreement) of the Republic's - Bonds - Due in the initial aggregate principal amount of $ - (the "Bonds") to be delivered under the Fiscal Agency Agreement described in the Republic's Base Prospectus dated October 4, 2001 (the "Base Prospectus") and the Prospectus Supplement dated [date] (the "Prospectus Supplement"), prepared in connection with the issuance of the Bonds, copies of which Base Prospectus and Prospectus Supplement are attached hereto as Annex A;

               (B) each person listed below is (i) an Authorized Officer or Authorized Representative for purposes of the Fiscal Agency Agreement, (ii) duly elected or appointed, qualified and acting as the holder of the respective office or offices set forth opposite such person's name and (iii) in the case of each of the [ ], [ ], and the [ ], the duly authorized person who executed or will execute the Bonds to be offered by the Republic by manual or facsimile signature and was at the time of such execution, duly elected or appointed, qualified and acting as the holder of the office set forth opposite such person's name*;

               (C) each signature appearing below is the person's genuine signature*;

                              Authorized Officers:

      Name                            Title                         Signature
                          [                            ]
                          [                            ]
                          [                            ]

                   Authorized Representatives:

      Name                            Title                         Signature





               (D) Attached as Exhibit B is a true, correct and complete specimen of the certificates representing the Bonds.

               (E) The amount of the Bonds to be issued by the Republic as contemplated by this Authorization Certificate is available for issuance under an effective Registration Statement.

               IN WITNESS WHEREOF, we have hereunto signed our names.

                                     Dated:


                                      Name:
                                     Title:

                                      Name:
                                     Title:


* May be provided in a separate certificate

                                                            ANNEX A TO EXHIBIT A


                FORM OF BASE PROSPECTUS AND PROSPECTUS SUPPLEMENT
                    [To be inserted in executed Certificate]

                                                            ANNEX B TO EXHIBIT A


                                FORM OF SECURITY
                    [To be inserted in executed Certificate]

                                                                       EXHIBIT B

                         FORM OF REGISTERED GLOBAL BOND

               [Insert legends relating to limitations on the transferability in such form as may be required by the Depository]

                                REPUBLIC OF CHILE

                             REGISTERED GLOBAL BOND

                              ____% Bonds Due _____

                                  representing

                                    U.S.$___

               The Republic of Chile (the "Republic"), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of ___________________ UNITED STATES DOLLARS (U.S.$______) or such amount as shall be the outstanding principal amount hereof on _______, 20__, together with interest accrued from the immediately preceding Payment Date (as defined below) to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Republic further unconditionally promises to pay interest in arrears on ________ and ________ of each year (each a "Payment Date"), commencing _______, 20__, on any outstanding portion of the unpaid principal amount hereof at _____% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from ________, 20__, until payment of said principal sum has been made or duly provided for. This being a Registered Global Bond (as that term is defined in the Fiscal Agency Agreement referred to below) deposited with The Depository Trust Company ("DTC") acting as Depository, and registered in the name of Cede & Co., a nominee of DTC, Cede & Co., as holder of record of this Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts.

               The statements in the legend relating to DTC set forth above are an integral part of the terms of this Bond and by acceptance hereof each holder of this Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

               This Registered Global Bond is issued in respect of an issue of U.S.$_______________ principal amount of Bonds due _______, 20__ of the Republic and is governed by (i) the Amended and Restated Fiscal Agency Agreement dated as of [_________], 2004 (the "Fiscal Agency Agreement") among the Republic, as issuer, and JPMorgan Chase Bank, as fiscal agent (the "Fiscal Agent"), the terms of which Fiscal Agency Agreement are incorporated herein by reference, and (ii) by the Terms and Conditions of the Bonds (the "Terms"), the terms of which are incorporated herein by reference. This Registered Global Bond shall in all respects be entitled to the same benefits as other Bonds under the Fiscal Agency Agreement and the Terms.

               Upon any such exchange of all or a portion of this Registered Global Bond for Definitive Registered Bonds in accordance with the Fiscal Agency Agreement, this Registered Global Bond shall be endorsed to reflect the change of the principal amount evidenced hereby.

               Unless the certificate of authentication hereon has been executed by the Fiscal Agent, this Registered Global Bond shall not be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated: [    ],

                                        REPUBLIC OF CHILE
                                        as Issuer

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                        AUTHENTICATION (REFRENDACION)

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

               This is the Registered Global Bond described in the within-mentioned Fiscal Agency Agreement.

                                         JPMORGAN CHASE BANK,
                                         as Fiscal Agent

                                         By:
                                               ---------------------------------
                                               Name:
                                               Title:

Schedule A

                                       Remaining Principal
               Principal Amount of     Amount of this
               Definitive Registered   Registered Global
Date           Bonds                   Bond                    Notation Made By
------------   --------------------    ------------------      ----------------

------------   --------------------    ------------------      ----------------

------------   --------------------    ------------------      ----------------

------------   --------------------    ------------------      ----------------

------------   --------------------    ------------------      ----------------

------------   --------------------    ------------------      ----------------

------------   --------------------    ------------------      ----------------

------------   --------------------    ------------------      ----------------

                                                                       EXHIBIT C

                   FORM OF FACE OF DEFINITIVE REGISTERED BOND

                                                                      No. U.S. $

                                REPUBLIC OF CHILE

                          ____% Bonds Due ____________



               The Republic of Chile (the "Republic"), for value received, hereby promises to pay to Cede & Co. or registered assigns, upon surrender hereof of the principal sum of _______________ UNITED STATES DOLLARS (U.S.$_____) on ________, 20__, together with interest accrued from the immediately preceding Payment Date (as defined below) to, but including, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof, and to pay interest in arrears on _________ and ______ of each year (each a "Payment Date"), commencing on
________, 20__, on said principal sum at the rate of _____% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or fully provided for or, if no interest has been paid or duly provided for, from _____________, 20__, until payment of said principal sum has been made or duly provided for. The interest payable on any such _______ and ________ will, subject to certain conditions set forth in the Terms and Conditions of the Bonds hereinafter referred to, be paid to the person in whose name this Bond is registered at the end of the fifteenth day next preceding each Interest Payment Date. Such payment shall be made exclusively in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               Reference is made to the further provisions set forth under the Terms and Conditions of the Bonds endorsed on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:  [   ],


               IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated: [    ],

                                        REPUBLIC OF CHILE
                                        as Issuer

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                        AUTHENTICATION (REFRENDACION)

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:


                          Certificate of Authentication
                          -----------------------------

               This is the Definitive Registered Bond described in the within-mentioned Amended and Restated Fiscal Agency Agreement dated as of ________ __, 20__.

                                         JPMORGAN CHASE BANK,
                                         as Fiscal Agent

                                         By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT D

                 [FORM OF REVERSE OF DEFINITIVE REGISTERED BOND]

                         TERMS AND CONDITIONS OF BONDS

               1. General. (a) This Bond is one of a duly authorized issue of series of debt securities of the Republic of Chile (the "Republic"), designated as its [title of securities] (the "Bonds"), limited to the aggregate principal amount of __________ (except as otherwise provided below) and issued or to be issued pursuant to the Second Amended and Restated Fiscal Agency Agreement (the "Fiscal Agency Agreement") dated as of _______, 2004, as amended, among the Republic and JPMorgan Chase Bank, as fiscal agent (the "Fiscal Agent"). The holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Fiscal Agency Agreement. A copy of the Fiscal Agency Agreement is on file and may be inspected at the Institutional Trust Services Office of the Fiscal Agent in The City of New York and the office of the paying agent in London.

               (b) The Bonds were authorized and issued under Article __ of Law No. ___ published in the Official Gazette of ______ and under Supreme Decree No. ___ of the Ministry of Finance of the Republic published in the Official Gazette of ______.

               (c) The Bonds are direct, unconditional and unsecured obligations of the Republic for the payment and performance backed by the full faith and credit of the Republic and will rank pari passu with all other present and future unsecured and unsubordinated External Indebtedness (as defined below) of the Republic.

               (d) The Bonds are in fully registered form, without coupons. Bonds may be issued in definitive form ("Definitive Registered Bonds"), or may be represented by a registered global bond (the "Registered Global Bond") held by or on behalf of the Depository (as defined in the Fiscal Agency Agreement). The Bonds will be issued only in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof. Definitive Registered Bonds will be available only in the limited circumstances set forth in the Fiscal Agency Agreement. The Bonds, and transfers thereof, shall be registered as provided in
Section 2.5 of the Fiscal Agency Agreement. Any person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft or loss of any writing thereon.

               2. Payments and Paying Agents. (a) Principal of the Bonds will be payable against surrender of such Bonds at the Institutional Trust Services Office of the Fiscal Agent in The City of New York or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the holder with, a bank located in The City of New York. Payment of interest (including Additional Amounts (as defined below)) on Bonds will be made to the persons in whose name such Bonds are registered at the end of the fifteenth day preceding the date on which interest is to be paid (the "Record Date"), whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such interest payment date; provided that, if and to the extent the Republic shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names such Bonds are registered at the end of a subsequent record date established by the Republic by notice given by mail by or on behalf of the Republic to the holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Payment of interest on Definitive Registered Bonds will be made (i) by a U.S. dollar check drawn on a bank in The City of New York mailed to the holder at such holder's registered address or (ii) upon application by the holder of at least U.S.$1,000,000 in principal amount of Definitive Registered Bonds to the Fiscal Agent not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the holder with a bank in The City of New York. Payment of interest on the Registered Global Bond will be made (i) by a U.S. dollar check drawn on a bank in The City of New York delivered to the Depository at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depository with a bank in The City of New York. "Business Day" shall mean any day except a Saturday, Sunday or other day on which commercial banks in The City of New York (or in the city where the relevant paying or transfer agent is located) are authorized by law to close.

               (b) In any case where the date of payment of the principal of, or interest (including Additional Amounts), on the Bonds shall not be a Business Day, then payment of principal or interest (including Additional Amounts) need not be made on such date at the relevant place of payment but may be made on the next succeeding Business Day. Any payment made on a date other than the date on which such payment is due as set forth herein shall have the same force and effect as if made on the date on which such payment is due, and no interest shall accrue for the period after such date.

               (c) Interest in respect of any period of less than one year shall be calculated on the basis of a 360-day year of 12, 30-day months.

               (d) All monies paid by or on behalf of the Republic to the Fiscal Agent or to any paying agent for payment of the principal of, or interest (including Additional Amounts) on, any Bond and not applied but unclaimed for two years after the date upon which such amount shall have become due and payable shall be repaid to or for the account of the Republic by the Fiscal Agent or such paying agent, the receipt of such repayment to be confirmed promptly in writing by or on behalf of the Republic, and, to the extent permitted by law, the holder of such Bond shall thereafter look only to the Republic for payment which such holder may be entitled to collect, and all liability of the Fiscal Agent or such paying agent with respect to such monies shall thereupon cease.

               (e) Should the Republic fail at any time to make a scheduled payment of any principal of, or interest (including Additional Amounts) on a Payment Date on the Bonds, interest on such unpaid amounts, or portion thereof, will continue to accrue at the interest rate applicable to the Bonds until payment is made on such unpaid amounts.

               3. Taxation. (a) All payments by the Republic in respect of the Bonds shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatsoever nature imposed or levied by or on behalf of the Republic or any political subdivision or taxing authority thereof or therein having power to tax, unless the Republic is compelled by law to deduct or withhold such taxes, duties, assignments or governmental charges. In such event, the Republic shall pay such additional amounts, including but not limited to, the payment of the 4% withholding tax imposed on payments of interest to Bondholders that are not residents of the Republic ("Additional Amounts") as may be necessary to ensure that the amounts received by the Bondholders after such withholding or deduction shall equal the respective amounts of principal and interest which would have been receivable in respect of the Bonds in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable:

               (i) in respect of any Bond held by or on behalf of a holder or a beneficial owner of a Bond who is liable for such taxes, duties, assessments or governmental charges by reason of such holder or beneficial owner having some present or former connection with the Republic other than merely by the holding of such Bond or by receipt of income, principal or any payments in respect thereof; or

               (ii) in respect of any Bond presented for payment more than 30 days after the Relevant Date except to the extent that the holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

               (b) As used in paragraph 3(a)(ii), "Relevant Date" in respect of any Bond means the date on which payment in respect thereof first becomes due or (if the full amount of the money payable has not been received by the Fiscal Agent on or prior to such due date) the date on which notice is duly given to the Bondholders in the manner described in Paragraph 11 below that such moneys have been so received and are available for payment. Any reference to "principal" and/or "interest" hereunder shall be deemed to include any Additional Amounts which may be payable hereunder.

               (c) The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, delivery or registration of the Bonds or any other document or instrument referred to therein. The Republic will also indemnify the Bondholders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them in any jurisdiction in connection with, the enforcement of the obligations of the Republic under the Bonds or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

               4. Certain Covenants of the Republic. (a) So long as any Bond shall remain outstanding or any amount payable by the Republic under the Fiscal Agency Agreement shall remain unpaid, the Republic agrees that the Republic will not create, incur, assume or suffer to exist any Lien (as defined below) (other than a Permitted Lien (as defined below)) on the assets or revenues of the Republic to secure Public External Indebtedness (as defined below), unless the Republic causes such Lien to equally and ratably secure the obligations of the Republic with respect to the Bonds.

               (b) For purposes hereof:

               "External Indebtedness" means obligations (other than the Bonds) of, or guaranteed by, the Republic for borrowed money or evidenced by bonds, notes or other similar instruments denominated or payable, or those which at the option of the holder thereof are so denominated or payable, in a currency other than the local currency of the Republic.

               "Lien" means any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest with respect to the payment of any obligations with or from the proceeds of any asset or revenues of any kind whether in effect on the date the Fiscal Agency Agreement becomes effective or at any time thereafter.

               "Permitted Liens" means: (i) any Lien on property to secure Public External Indebtedness arising in the ordinary course of business to finance export, import or other trade transactions, which Public External Indebtedness matures (after giving effect to all renewals and refinancing thereof) not more than one year after the date on which the Public External Indebtedness was originally incurred; (ii) any Lien on property to secure Public External Indebtedness incurred for the purpose of financing the acquisition or construction by the Republic of such property, and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original financing without any increase in the amount thereof; (iii) any Lien on property arising by operation of any law in force as of the date of the Prospectus in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits maintained with financial institutions and bankers' liens with respect to property held by financial institutions, which in each case are deposited with or delivered to such financial institutions in the ordinary course of the depositor's activities; (iv) any Lien existing on property at the time of acquisition and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original financing secured by such Lien at the time of such acquisition without increase in the amount of the original secured financing; (v) any Lien in existence as of the date of issuance of the Bonds (to the extent that the same is not inconsistent with any other Bonds theretofore issued by the Republic and then Outstanding); and (vi) any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (A) the holders of such Public External Indebtedness agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (B) the property over which such Lien is granted consists solely of such assets and revenues of the project.

               "Public External Indebtedness" means any External Indebtedness that is in the form of, or represented by, bonds, notes or other securities that are or may be quoted, listed or ordinarily purchased or sold on any stock exchange, automated trading system or over-the-counter or other securities market.

               5. [For Bonds other than Collective Action Bonds] [Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of principal of or interest on any of the Bonds as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, and continuance of such default for 30 days; or

               (b) failure on the part of the Republic duly to observe or perform any of the covenants or obligations herein or in the Fiscal Agency Agreement for a period of 60 days after the date on which written notice thereof requiring the Republic to remedy the failure shall have been given to the Republic by the Fiscal Agent or the holders of at least 25% in aggregate principal amount of the Bonds then outstanding; or

               (c) either (i) the Republic shall fail to make any payment of Public External Indebtedness having an aggregate principal amount of not less than or equal to U.S.$20,000,000 (or its equivalent in other currencies) when and as the same shall become due and payable, if such failure shall continue beyond the period of grace, if any, originally applicable thereto or (ii) Public External Indebtedness of the Republic having an aggregate principal amount greater than or equal to U.S.$20,000,000 (or its equivalent in other currencies) shall become due and payable due to acceleration upon an event of default and such acceleration shall not have been rescinded or annulled; or

               (d) the Republic or a court of proper jurisdiction shall declare a general suspension of payments or a moratorium on payment of its Public External Indebtedness; or

               (e) the validity of the Bonds shall be contested in a formal administrative, legislative or judicial proceeding by the Republic or any legislative, executive, or judicial body or official of the Republic which is authorized in each case by law to do so and, acting alone or together with another such body or official, has the legal power and authority to declare the Bonds invalid or unenforceable;

then in each and every such case, upon notice in writing by the holders (the "Demanding Holders") (acting individually or together) of at least 25% of the aggregate outstanding principal amount of the Bonds to the Republic, with a copy to the Fiscal Agent of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Bonds due and payable immediately, and in the case of an Event of Default described in Paragraphs 5(a) or 5(d) hereof each Bondholder may by such notice declare the principal amount held by such Bondholder to be immediately due and payable, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to such date all Events of Default in respect of all the Bonds shall have been cured; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, the Republic shall pay or shall deposit with the Fiscal Agent a sum sufficient to pay all outstanding amounts of interest and principal upon all the Bonds which shall have become due otherwise than solely by the declaration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment or principal and such amount as shall be sufficient to cover reasonable compensation to the deposit) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders for all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the holders of at least 50% in aggregate principal amount of the Bonds then outstanding, by written notice to the Republic and to the Fiscal Agent, may, on behalf of all of the Bondholders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Bondholders pursuant to this Paragraph 5 need not be taken at a meeting pursuant to Paragraph 6 hereof.]

               [For Collective Action Bonds] [Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of principal of or interest on any of the Notes as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, and continuance of such default for 30 days; or

               (b) failure on the part of the Republic duly to observe or perform any of the covenants or obligations herein or in the Fiscal Agency Agreement for a period of 60 days after the date on which written notice thereof requiring the Republic to remedy the failure shall have been given to the Republic by the Fiscal Agent or the holders of at least 25% in aggregate principal amount of the Notes then outstanding; or

               (c) either (i) the Republic shall fail to make any payment of Public External Indebtedness having an aggregate principal amount of not less than or equal to U.S.$20,000,000 (or its equivalent in other currencies) when and as the same shall become due and payable, if such failure shall continue beyond the period of grace, if any, originally applicable thereto or (ii) Public External Indebtedness of the Republic having an aggregate principal amount greater than or equal to U.S.$20,000,000 (or its equivalent in other currencies) shall become due and payable due to acceleration upon an event of default and such acceleration shall not have been rescinded or annulled; or

               (d) the Republic or a court of proper jurisdiction shall declare a general suspension of payments or a moratorium on payment of its Public External Indebtedness; or

               (e) the validity of the Notes shall be contested in a formal administrative, legislative or judicial proceeding by the Republic or any legislative, executive, or judicial body or official of the Republic which is authorized in each case by law to do so and, acting alone or together with another such body or official, has the legal power and authority to declare the Notes invalid or unenforceable;

then in each and every such case, upon notice in writing by the holders (the "Demanding Holders") (acting individually or together) of at least 25% of the aggregate outstanding principal amount of the Notes to the Fiscal Agent of any such Event of Default and its continuance, the Demanding Holders may declare all the Notes due and payable immediately, and the principal, interest and all other amounts payable on the Notes will become due and payable upon the date that such written notice is received by the Republic, unless prior to such date of receipt, the default or Event of Default in respect of all the Notes shall have been remedied; provided, that, at any time after the principal amount of the Notes shall have been so declared due and payable, the holders of at least 50% in aggregate principal amount of the Notes then Outstanding may rescind such declaration of acceleration if the event or events giving rise to the declaration has or have been cured or waived. Actions by Noteholders pursuant to this Paragraph 5 need not be taken at a meeting pursuant to Paragraph 6 hereof.]

               6. [For Bonds other than Collective Action Bonds] [Modifications and Amendments. (a) At (i) any meeting of Bondholders duly called and held as specified above, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the holders of not less than 50% in aggregate principal amount of the Bonds of the relevant Series at the time Outstanding (or of such other percentage as may be set forth in the Terms with respect to the action being taken), or (ii) with the written consent of the holders of not less than 50% in aggregate principal amount of the Bonds of the relevant Series at the time Outstanding (or of such other percentage as may be set forth in the Terms with respect to the action being taken), the Republic and the Fiscal Agent may modify, amend or supplement the Terms of the Bonds of the relevant Series or, insofar as respects such Bonds, this Fiscal Agency Agreement, in any way, and the Bondholders may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Fiscal Agency Agreement or the Bonds to be made, given or taken by Bondholders; provided that no such modification or amendment may, without the consent of the holder of each Bond, (A) change the stated maturity of the principal of or interest on any such Bond; or (B) reduce the principal amount of or interest on any such Bond; or (C) change the currency of payment of principal or interest (including Additional Amounts) on any such Bond; or (D) shorten the period during which the Republic is prohibited from redeeming any such Bond; or (E) impair the right to institute suit for the enforcement of any payment on or with respect to such Bond; or (F) reduce the percentage of aggregate principal amount of Bonds Outstanding necessary to make modifications or amendments to this Fiscal Agency Agreement or the provisions of the Bonds; or (G) change the obligation of the Republic to pay Additional Amounts on account of withholding taxes or deductions.

               (b) Notwithstanding the above, the Republic and the Fiscal Agent may, without the consent of the Bondholders, modify or amend the terms and conditions of the Bonds or this Fiscal Agency Agreement if such modification or amendment would (1) add to the Republic's covenants for the benefit of the Bondholders; or (2) waive any right or power conferred upon the Republic; or (3) provide security or collateral for the Bonds pursuant to the requirements of such Bonds or otherwise; or (4) cure any ambiguity, or correct or supplement any defective provision; or (5) change the terms and conditions of the Bonds or this Fiscal Agency Agreement in any manner which the Republic and the Fiscal Agent may mutually deem necessary or desirable and which shall not adversely affect the interests of any Bondholder.]

               [For Collective Action Bonds] [Modifications and Amendments. (a) For purposes hereof, (i) at any meeting of Bondholders duly called and held as specified in the Fiscal Agency Agreement, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the holders of not less than 50% in aggregate principal amount of the Bonds at the time Outstanding represented at such meeting, or (ii) with the written consent of the holders of not less than 50% in aggregate principal amount of the Bonds at the time Outstanding, the Republic and the Fiscal Agent may modify or amend the Terms of the Bonds or, insofar as respects the Bonds, the Fiscal Agency Agreement, in any way, and the Bondholders may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Bonds to be made, given or taken by Bondholders; provided, however, that holders of not less than 75% of the aggregate principal amount of the outstanding Bonds of the relevant Series may make any modification, amendment or waiver of this Fiscal Agency Agreement or the terms and conditions of the Bonds of the relevant Series that would (A) change the due dates for the payment of principal of or interest on that Series of Bonds, (B) reduce any amounts payable on that Series of Bonds, (C) reduce the amount of principal payable upon acceleration of the maturity of that Series of Bonds, (D) change the payment currency or places of payment for that Series of Bonds, (E) permit early redemption of that Series of Bonds or, if early redemption is already permitted, set a redemption date earlier than the date previously specified or reduce the redemption price, (F) reduce the percentage of holders of that Series of Bonds whose vote or consent is needed to amend, supplement or modify the Fiscal Agency Agreement or the terms and conditions of that Series of Bonds or take any other action with respect to the Series of Bonds or change the definition of "outstanding" with respect to that Series of Bonds, (G) change Chile's obligation to pay any additional amounts, (H) change the governing law provision of that Series of Bonds, (I) change the courts to the jurisdiction to which Chile has submitted, Chile's appointment of an agent for service of process with an office in New York or Chile's waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Bonds, as described herein, the consent of the holder of each such Bond, (J) amend any event of default under the Bonds of that Series in connection with the exchange offer for the Bonds of that Series, or (K) change the status of the Bonds of that Series as described under "Description of Securities - Debt Securities-Status of Debt Securities in the prospectus, as amended by any prospectus supplement and any pricing supplement applicable to such Series of Bonds.

               (b) Notwithstanding the above, the Republic and the Fiscal Agent may, without the consent of the Bondholders, modify, amend or change the terms and conditions of the Bonds or the Fiscal Agency Agreement if such modification, amendment or change would (i) add to the Republic's covenants for the benefit of the Bondholders; or (ii) waive any right or power of the Republic; or (iii) provide security or collateral for the Bonds pursuant to the requirements of the Bonds or otherwise; or (iv) cure any ambiguity, or correct or supplement any defective provision; or (v) change the terms and conditions of the Bonds or the Fiscal Agency Agreement in any manner which the Republic and the Fiscal Agent may mutually deem necessary or desirable and which shall not adversely affect the interests of any Bondholder.

               (c) Any modifications, amendments or waivers effected pursuant to this Paragraph 6 or Article 10 of the Fiscal Agency Agreement shall be conclusive and binding upon all Bondholders, whether or not they have given such consent or were present at any meeting, and on all future Bondholders, whether or not notation of such modifications, amendments or waivers is made upon the Bonds.]

               7. Replacement, Exchange and Transfer of Bonds. (a) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, in case any Definitive Registered Bond shall become mutilated, defaced, destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Fiscal Agent shall authenticate and deliver, a new Definitive Registered Bond bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the apparently destroyed, lost or stolen Bond. In every case, the applicant for a substitute Definitive Registered Bond shall furnish to the Republic and to the Fiscal Agent such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Fiscal Agent harmless and, in every case of destruction, loss or other evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Definitive Registered Bond, the holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected with the preparation and issuance of the substitute Bond.

               (b) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, and subject to Paragraph 7(e) hereof, a Definitive Registered Bond or Bonds may be changed for an equal aggregate principal amount of Definitive Registered Bonds in different authorized denominations, and a beneficial interest in the Registered Global Bond may be exchanged for Definitive Registered Bonds in authorized denominations or for a beneficial interest in another Registered Global Bond by the holder or holders surrendering the Bond or Bonds for exchange at the Institutional Trust Services Office of the Fiscal Agent in The City of New York or at the office of a transfer agent, together with a written request for the exchange. Definitive Registered Bonds will only be issued in exchange for interests in a Registered Global Bond pursuant to Sections 2.5(i), (j) and (k) of the Fiscal Agency Agreement. The exchange of the Bonds will be made by the Fiscal Agent in The City of New York.

               (c) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, and subject to Paragraph 7(e) hereof, a Definitive Registered Bond may be transferred in whole or in a smaller authorized denomination by the holder or holders surrendering the Definitive Registered Bond for transfer at the Institutional Trust Services Office of the Fiscal Agent in The City of New York or at the office of a paying agent accompanied by an executed instrument of assignment and transfer substantially as set forth in Exhibit E to the Fiscal Agency Agreement. The registration of transfer of the Bonds will be made by the Fiscal Agent in The City of New York.

               (d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this Section 7 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the holder of the Bond.

               (e) The Fiscal Agent may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of or interest on the Bonds.

               8. Fiscal Agent. For a description of the duties and the immunities and rights of the Fiscal Agent under the Fiscal Agency Agreement, reference is made to the Fiscal Agency Agreement, and the obligations of the Fiscal Agent to the holder hereof are subject to such immunities and rights.

               9. Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed the paying agents, transfer agents and registrar listed at the foot of this Bond. The Republic may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment thereof; provided that while the Bonds are outstanding the Republic will maintain a principal paying agent and a registrar in The City of New York. In addition, so long as the Bonds are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, the Republic will maintain a paying agent and a transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in Paragraph 11 hereof.

               10. Enforcement. Except as provided in Section 4.3 of the Fiscal Agency Agreement, no holder of any Bond shall have any right by virtue of or by availing itself of any provision of the Fiscal Agency Agreement or these Terms to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Fiscal Agency Agreement or the Bonds or for the appointment of a receiver or Fiscal Agent, or for any other remedy thereunder, unless the holders of not less than 25% in aggregate principal amount of the Bonds Outstanding shall have given to the Fiscal Agent written notice of a default and of the continuance thereof with respect to the Bonds.

               11. Notices. All notices to the Bondholders will be published (a) in a leading newspaper having general circulation in London (which is expected to be the Financial Times) and (b) so long as the Bonds are listed on the Luxembourg Stock Exchange and it is required for continued listing thereon, in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or, if in any such case this is not practicable, in one other leading English language daily newspaper with general circulation in Europe. Notices shall be deemed to have been given on the date of publication as aforesaid or, if published on different dates, on the date of the first such publication. In addition, notices will be mailed to holders of Bonds at their registered addresses.

               12. Further Issues of Bonds. The Republic may from time to time without the consent of the Bondholders create and issue further notes, bonds or debentures having the same terms and conditions as the Bonds in all respects (or in all respects except for the payment of interest on them scheduled and paid prior to such time), so that such further issue may be consolidated and form a single series with the outstanding notes, bonds and debentures of any series (including the Bonds) or upon such terms as to interest, conversion, premium, redemption and otherwise as the Republic may determine at the time of their issue.

               13. Prescription. All claims against the Republic for payment of principal of or interest (including Additional Amounts) on or in respect of the Bonds shall be prescribed unless made within five years from the date on which such payment first became due.

               14. Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Fiscal Agent or its agent.

               15. Governing Law. (a) This Bond and the Fiscal Agency Agreement shall be construed in accordance with and governed by the law of the State of New York.

               (b) The Republic hereby irrevocably submits to the jurisdiction of any New York state or federal court sitting in The City of New York, and any appellate court from any thereof, in any action or proceeding commenced by the Fiscal Agent or any Bondholder or underwriter arising out of or relating to the Bonds and the Republic hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Republic hereby irrevocably appoints the person acting or discharging the function of the Consul General of Chile in The City of New York, with an office on the date hereof at 866 United Nations Plaza, Suite 601, New York, New York 10017, United States of America, as its agent to receive on behalf of itself and its property service of copies of the summons and complaint and any other process that may be served in any such action or proceeding brought in such New York state or federal court sitting in The City of New York, except actions arising out of U.S. federal or state securities laws. Such service may not be made by mailing but may be made by delivering a copy of such process to the Republic, care of the Process Agent, at the address specified above for the Process Agent, and the Republic hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. A final judgment in any such action or proceeding shall be conclusive and may, to the fullest extent permitted by law, be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

               (c) Nothing in this Paragraph 15 shall affect the right of any Bondholder to serve legal process in any other manner permitted by law or affect the right of any Bondholder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

               (d) To the extent that the Republic has or hereafter may acquire or have attributed to it any immunity under any law (other than the laws of the Republic) from jurisdiction of any court or from legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Republic hereby irrevocably waives such immunity in respect of its obligations under the Bonds, except for actions arising out of or based on federal or state securities laws. To the extent that the Republic has or hereafter may have any immunity under the laws of the Republic (i) from jurisdiction of any court, (ii) from any legal process in the courts of the Republic (other than immunity from attachment prior to judgment and attachment in aid of execution), or (iii) from any legal process in any court other than a court of the Republic, whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise, with respect to itself or its property, the Republic hereby irrevocably waives such immunity to the fullest extent permitted by the laws of the Republic, in respect of its obligations under the Bonds, except for actions arising out of or based on federal or state securities laws. In addition, the Republic irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding, that may be brought in connection with the Fiscal Agency Agreement or the Bonds, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the grounds that any such action or proceeding has been brought in an inconvenient forum. However, the Republic does not waive immunity from attachment prior to judgment and attachment in aid of execution under Chilean law with respect to property of Chile located in Chile and with respect to its movable and immovable property which is destined to diplomatic and consular missions and to the residence of the heads of such missions or to military purposes, including such property which is property of a military character or under the control of a military authority or defense agency, since such waiver is not permitted under the laws of Chile. Without limiting the generality of the foregoing, the Republic agrees that the waivers set forth in this Paragraph 15(d) shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States (the "Immunities Act") and are intended to be irrevocable for purposes of such Act. Notwithstanding the foregoing, the Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the United States federal securities laws or any state securities laws.

               (e) The Republic hereby irrevocably waives, to the fullest extent permitted by law, or requirement or other provision of law, rule, regulation or practice that requires or otherwise establishes as a condition to the institution, prosecution or completion of any action or proceeding (including appeals) arising out of or relating to the Bonds, the posting of any bond or the furnishing, directly or indirectly, of any other security.

               16. Warranty of the Republic. Subject to Paragraph 14, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same valid, binding and enforceable obligations of the Republic in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

               17. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

                FISCAL AGENT, PAYING AGENTS, TRANSFER AGENTS AND REGISTRAR

                                  Fiscal Agent

                              JPMorgan Chase Bank,
                          4 New York Plaza, 15th Floor
                          New York, New York 10004-2413

                   Principal Paying Agent, Transfer Agent and Registrar

                              JPMorgan Chase Bank,
                          4 New York Plaza, 15th Floor
                          New York, New York 10004-2413

                        Paying Agents and Transfer Agents

JPMorgan Chase Bank                           JPMorgan Chase Bank, London Office
4 New York Plaza, 15th Floor                  Trinity Tower
New York, New York 10004-2413                 9 Thomas More Street
                                              London E I 9YT
                                              The United Kingdom


                  Paying Agent and Transfer Agent in Luxembourg

                                  JPMorgan Bank
                                 Luxembourg S.A.
                                  5 Rue Plaetis
                                L-2238 Luxembourg
                            Grand Duchy of Luxembourg



                                  Listing Agent

                 Dexia Banque Internationale a Luxembourg, S.A.
                                69, route d'Esch
                                L-2953 Luxembourg
                            Grand Duchy of Luxembourg

                                                                       EXHIBIT E

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby transfers to




                     (PRINT NAME AND ADDRESS OF TRANSFEREE)

U.S.$_______ principal amount of this Bond, and all rights with respect thereto, and irrevocably constitutes and appoints __________________ as attorney to transfer this Bond on the books kept for registration thereof, with full power of substitution.

Dated
      -----------------------               -------------------------------
                                            Certifying Signature

Signed
      ---------------------

Note:

          0 The signature on this transfer form must correspond to the name as it appears on the face of this Bond.

          1 A representative of the Bondholder should state the capacity in which he or she signs (e.g., executor).

          2 The signature of the person effecting the transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or shall be certified by a recognized bank, notary public or in such other manner as the paying agent, acting in its capacity as transfer agent or the Fiscal Agent, acting in its capacity as registrar, may require.